Exhibit 10.1
                                  $335,000,000
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                          DATED AS OF JANUARY 28, 1999


                                      AMONG


                                THE PANTRY, INC.,
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent,

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                              as Syndication Agent

                                       and

                               NATIONSBANK, N.A.,
                             as Documentation Agent

                                  Arranged by:

                             CIBC OPPENHEIMER CORP.,
                        FIRST UNION CAPITAL MARKETS CORP.
                                       and
                      NATIONSBANC MONTGOMERY SECURITIES LLC





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                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
Section 1.                 DEFINITIONS...........................................................................2

       1.1                 Certain Defined Terms.................................................................2

       1.2                 Accounting Terms; Utilization of GAAP for Purposes of
                           Calculations Under Agreement.........................................................29

       1.3                 Other Definitional Provisions and Rules of Construction..............................29


Section 2.                 AMOUNTS AND TERMS OF COMMITMENTS AND LOANS...........................................29

       2.1                 Commitments; Making of Loans; the Register; Notes....................................29

       2.2                 Interest on the Loans................................................................37

       2.3                 Fees.................................................................................40

       2.4                 Repayments, Prepayments and Reductions in Acquisition Term
                           Loan Commitments and Revolving Loan Commitments; General
                           Provisions Regarding Payments; Application of Proceeds of
                           Collateral and Payments Under Subsidiary Guaranty....................................41

       2.5                 Use of Proceeds......................................................................50

       2.6                 Special Provisions Governing Eurodollar Rate Loans...................................51

       2.7                 Increased Costs; Taxes; Capital Adequacy.............................................53

       2.8                 Obligation of Lenders and Issuing Lenders to Mitigate................................57


Section 3.                 LETTERS OF CREDIT....................................................................57

       3.1                 Issuance of Letters of Credit and Lenders' Purchase of
                           Participations Therein...............................................................57

       3.2                 Letter of Credit Fees................................................................60

       3.3                 Drawings and Reimbursement of Amounts Paid Under Letters of Credit...................61

       3.4                 Obligations Absolute.................................................................63

       3.5                 Indemnification; Nature of Issuing Lenders' Duties...................................64

       3.6                 Increased Costs and Taxes Relating to Letters of Credit..............................65


Section 4.                 CONDITIONS TO LOANS AND LETTERS OF CREDIT............................................66

       4.1                 Conditions to Initial Term Loans and Revolving Loans on the
                           Effective Date.......................................................................66

       4.2                 Conditions to All Loans..............................................................73

       4.3                 Conditions to Letters of Credit......................................................75

                                       i
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                                                                                                              ----
Section 5.                 COMPANY'S REPRESENTATIONS AND WARRANTIES.............................................75

       5.1                 Organization, Powers, Qualification, Good Standing, Business and
                           Subsidiaries.........................................................................75

       5.2                 Authorization of Borrowing, etc......................................................76

       5.3                 Financial Condition..................................................................77

       5.4                 No Material Adverse Change; No Restricted Junior Payments............................78

       5.5                 Title to Properties; Liens; Real Property............................................78

       5.6                 Litigation; Adverse Facts............................................................79

       5.7                 Payment of Taxes.....................................................................79

       5.8                 Performance of Agreements; Materially Adverse Agreements;
                           Material Contracts...................................................................79

       5.9                 Governmental Regulation..............................................................80

       5.10                Securities Activities................................................................80

       5.11                Employee Benefit Plans...............................................................80

       5.12                Certain Fees.........................................................................81

       5.13                Environmental Protection.............................................................81

       5.14                Employee Matters.....................................................................82

       5.15                Solvency.............................................................................82

       5.16                Matters Relating to Collateral.......................................................82

       5.17                Related Agreements...................................................................83

       5.18                Disclosure...........................................................................84

       5.19                Permits..............................................................................84

       5.20                Year 2000............................................................................84


Section 6.                 COMPANY'S AFFIRMATIVE COVENANTS......................................................85

       6.1                 Financial Statements and Other Reports...............................................85

       6.2                 Corporate Existence, etc.............................................................90

       6.3                 Payment of Taxes and Claims; Tax Consolidation.......................................90

       6.4                 Maintenance of Properties; Insurance; Application of Net Asset
                           Sale Proceeds........................................................................91

       6.5                 Inspection Rights; Lender Meeting....................................................93

       6.6                 Compliance with Laws, etc............................................................93

       6.7                 Environmental Review and Investigation, Disclosure, Etc.;
                           Company's Actions Regarding Hazardous Materials Activities,
                           Environmental Claims and Violations of Environmental Laws............................94

                                       ii
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                                                                                                              ----
       6.8                 Execution of Subsidiary Guaranty and Personal Property Collateral
                           Documents by Certain Subsidiaries and Future Subsidiaries............................96

       6.9                 Matters Relating to Additional Real Property Collateral..............................97

       6.10                Year 2000............................................................................99

       6.11                Interest Rate Protection.............................................................99


Section 7.                 COMPANY'S NEGATIVE COVENANTS........................................................100

       7.1                 Indebtedness........................................................................100

       7.2                 Liens and Related Matters...........................................................101

       7.3                 Investments; Joint Ventures.........................................................102

       7.4                 Contingent Obligations..............................................................103

       7.5                 Restricted Junior Payments..........................................................104

       7.6                 Financial Covenants.................................................................105

       7.7                 Restriction on Fundamental Changes; Asset Sales and Acquisitions....................106

       7.8                 Consolidated Capital Expenditures...................................................109

       7.9                 Sales and Lease-Backs...............................................................109

       7.10                Sale or Discount of Receivables.....................................................110

       7.11                Transactions with Shareholders and Affiliates.......................................110

       7.12                Disposal of Subsidiary Stock........................................................110

       7.13                Conduct of Business.................................................................111

       7.14                Amendments or Waivers of Certain Related Agreements;
                           Amendments of Documents Relating to Subordinated
                           Indebtedness; Designation of "Designated Senior Indebtedness".......................111

       7.15                Fiscal Year.........................................................................112


Section 8.                 EVENTS OF DEFAULT...................................................................112

       8.1                 Failure to Make Payments When Due...................................................112

       8.2                 Default in Other Agreements.........................................................112

       8.3                 Breach of Certain Covenants.........................................................112

       8.4                 Breach of Warranty..................................................................113

       8.5                 Other Defaults Under Loan Documents.................................................113

       8.6                 Involuntary Bankruptcy; Appointment of Receiver, etc................................113

       8.7                 Voluntary Bankruptcy; Appointment of Receiver, etc..................................113

       8.8                 Judgments and Attachments...........................................................114

                                      iii
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                                TABLE OF CONTENTS
                                                                                                              Page
                                                                                                              ----
       8.9                 Dissolution.........................................................................114

       8.10                Employee Benefit Plans..............................................................114

       8.11                Change in Control...................................................................114

       8.12                Invalidity of Subsidiary Guaranty; Failure of Security; Repudiation
                           of Obligations......................................................................115

       8.13                Failure to Consummate Target Company Acquisition and the
                           Redemption of the Senior Notes......................................................115


Section 9.                 AGENTS..............................................................................116

       9.1                 Appointment.........................................................................116

       9.2                 Powers and Duties; General Immunity.................................................117

       9.3                 Representations and Warranties; No Responsibility For Appraisal
                           of Creditworthiness.................................................................119

       9.4                 Right to Indemnity..................................................................119

       9.5                 Successor Administrative Agent and Swing Line Lender................................119

       9.6                 Collateral Documents and Guaranties.................................................120


Section 10.                MISCELLANEOUS.......................................................................121

       10.1                Assignments and Participations in Loans and Letters of Credit.......................121

       10.2                Expenses............................................................................124

       10.3                Indemnity...........................................................................125

       10.4                Set-Off; Security Interest in Deposit Accounts......................................126

       10.5                Ratable Sharing.....................................................................126

       10.6                Amendments and Waivers..............................................................127

       10.7                Independence of Covenants...........................................................128

       10.8                Notices.............................................................................128

       10.9                Survival of Representations, Warranties and Agreements..............................128

       10.10               Failure or Indulgence Not Waiver; Remedies Cumulative...............................129

       10.11               Marshalling; Payments Set Aside.....................................................129

       10.12               Severability........................................................................129

       10.13               Obligations Several; Independent Nature of Lenders' Rights..........................129

       10.14               Headings............................................................................129

       10.15               Applicable Law......................................................................130

       10.16               Successors and Assigns..............................................................130

                                       iv
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                                                                                                              ----
       10.17               Consent to Jurisdiction and Service of Process......................................130

       10.18               Waiver of Jury Trial................................................................131

       10.19               Confidentiality.....................................................................131

       10.20               Counterparts; Effectiveness.........................................................132


                           Signature pages ....................................................................S-1

                                    EXHIBITS


I                     FORM OF NOTICE OF BORROWING
II                    FORM OF NOTICE OF CONVERSION/CONTINUATION
III                   FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV                    FORM OF ACQUISITION TERM NOTE
V                     FORM OF TRANCHE A TERM NOTE
VI                    FORM OF TRANCHE B TERM NOTE
VII                   FORM OF REVOLVING NOTE
VIII                  FORM OF SWING LINE NOTE
IX                    FORM OF COMPLIANCE CERTIFICATE
X                     FORM OF OPINION OF RIORDAN & MCKINZIE
XI                    FORM OF OPINION OF O'MELVENY & MYERS LLP
XII                   FORM OF ASSIGNMENT AGREEMENT
XIII                  FORM OF MORTGAGE
XIV                   FORM OF FINANCIAL CONDITION CERTIFICATE
XV                    FORM OF SUBSIDIARY GUARANTY
XVI                   FORM OF SUBSIDIARY PLEDGE AGREEMENT
XVII                  FORM OF SUBSIDIARY SECURITY AGREEMENT
XVIII                 FORM OF SUBSIDIARY TRADEMARK SECURITY AGREEMENT
XIX                   FORM OF MASTER ASSIGNMENT AGREEMENT
XX                    FORM OF ACKNOWLEDGEMENT AND CONSENT AGREEMENT

                                    SCHEDULES


 1.1              1999 CONSOLIDATED PRO FORMA EBITDA ADJUSTMENTS
 2.1              LENDERS' COMMITMENTS AND PRO RATA SHARES
 4.1C             CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP; MANAGEMENT
 5.1              SUBSIDIARIES OF COMPANY
 5.2B             CERTAIN CONFLICTS
 5.5              REAL PROPERTY
 5.7              TAXES
 5.11             CERTAIN EMPLOYEE BENEFIT PLANS
 5.13             ENVIRONMENTAL MATTERS
 5.17             AFFILIATE AGREEMENTS; AMENDMENTS TO RELATED
                     AGREEMENTS
 7.1              CERTAIN EXISTING INDEBTEDNESS
 7.2              CERTAIN EXISTING LIENS
 7.3              CERTAIN EXISTING INVESTMENTS
 7.4              CERTAIN EXISTING CONTINGENT OBLIGATIONS

                                THE PANTRY, INC.

                                  $335,000,000
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  This AMENDED AND RESTATED CREDIT AGREEMENT is dated as of January 28, 1999 and entered into by and among THE PANTRY, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent for Lenders (in such capacity, the "Administrative Agent"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as syndication agent for Lenders (in such capacity, "Syndication Agent"), and NATIONSBANK, N.A. ("NationsBank"), as documentation agent for the Lenders (in such capacity, "Documentation Agent").

                                 R E C I T A L S

                  WHEREAS, Company, Administrative Agent, Syndication Agent and certain Lenders are party to that certain Credit Agreement dated as of October 23, 1997, as amended by that certain First Amendment to Credit Agreement dated as of July 2, 1998 (the "Existing Credit Agreement") by and among Company, the financial institutions listed on the signature pages thereto, Administrative Agent and Syndication Agent;

                  WHEREAS, Company desires to increase the amount that can be borrowed under the Existing Credit Agreement and to add a term loan facility and to refinance its existing acquisition term loans;

                  WHEREAS, Company and Lenders desire to make other amendments to the terms and provisions of the Existing Credit Agreement;

                  WHEREAS, Company intends to use the proceeds of such term loan facility and up to $5.0 million in revolving loans (i) to refinance $85.0 million in outstanding acquisition term loans under the Existing Credit Agreement; (ii) to redeem the Company's outstanding Senior Notes in the aggregate principal amount of $49.0 million and to pay $1.2 million in accrued and unpaid interest on the Senior Notes; (iii) to pay $2.0 million in call premiums with respect to the redemption of the Senior Notes; (iv)(a) to acquire
(1) all of the outstanding capital stock of Miller Enterprises, Inc. ("MEI") and
(2) certain real property and certain other assets used in MEI's business but owned by related entities for an aggregate cash purchase price of approximately $82.0 million, and (b) to make reimbursements of certain capital expenditures made by MEI or its affiliates of approximately $12.0 million (collectively, the "Target Company Acquisition"); and (v) to pay (x) fees and expenses in an amount up to $5.0 million related to the foregoing and (y) the purchase price adjustment, if any, contemplated by the definitive acquisition agreement related to the Target Company Acquisition;

                  WHEREAS, to facilitate the restructuring of the credit facilities under the Existing Credit Agreement, all Lenders under the Existing Credit Agreement have agreed to assign to Administrative Agent all of their Acquisition Term Loans, their Acquisition Term Loan Commitments, their Revolving Loans and their Revolving Loan Commitments pursuant to the Master Assignment Agreement and the Administrative Agent has agreed pursuant to the Master Assignment Agreement to assign to each Lender under this Agreement the Loans and Commitments as set forth on Schedule 2.1 hereto;

                  WHEREAS, to effect the foregoing, Company, Lenders, Administrative Agent and Syndication Agent desire to amend and restate the Existing Credit Agreement as hereinafter set forth; and

                  WHEREAS, Company has agreed to continue to secure its Obligations as the Borrower hereunder and the Company's Restricted Subsidiaries have agreed to continue to guaranty the Obligations of Company hereunder and to continue to secure such guaranty;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent agree as follows:

Section 1.        DEFINITIONS

1.1      Certain Defined Terms.

                  The following terms used in this Agreement shall have the following meanings:

                  "Acknowledgement and Consent" means the Acknowledgement and Consent Agreement delivered by Subsidiary Guarantors on the Effective Date, substantially in the form of Exhibit XX annexed hereto, as such Acknowledgement and Consent may be amended, supplemented or otherwise modified from time to time.

                  "Acquisition Term Loan Commitment" means the commitment of a Lender to make Acquisition Term Loans to Company pursuant to subsection 2.1A(i), and "Acquisition Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Acquisition Term Loan Commitment Termination Date" means January 31, 2001.

                  "Acquisition Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Acquisition Term Loan Commitments, the sum of (a) that Lender's Acquisition Term Loan Commitment plus (b) the aggregate outstanding principal amount of the Acquisition Term Loans of that Lender and (ii) after the termination of the Acquisition Term Loan Commitments, the aggregate outstanding principal amount of the Acquisition Term Loans of that Lender.

                  "Acquisition Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i).

                  "Acquisition Term Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Acquisition Term Loan Commitments or Acquisition Term Loans of any Lenders, in each case substantially in the form of Exhibit IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "Adjusted Eurodollar Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by Administrative Agent pursuant to the following formula:

                  Adjusted Eurodollar Rate =            LIBOR
                                            ----------------------------------
                                            1.00-Eurodollar Reserve Percentage

                  "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

                  "Affected Lender" means a Lender during such period of time as such Lender's obligation to make Loans as, or to convert Loans to, Eurodollar Rate Loans is suspended pursuant to subsection 2.6C.

                  "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person, or, in the case of any Lender which is an investment fund, trust or other entity that invests in bank loans, the investment advisor thereof and any investment fund, trust or other such entity managed by the same investment advisor or an Affiliate thereof. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Affiliate Agreements" means, collectively, all employment agreements, consulting agreements, and any other agreements, documents or arrangements between any Loan Party and any of its Affiliates, officers, directors, shareholders or any Affiliates of any such officers, directors or shareholders.

                  "Agents" means, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent, and also means and includes any successor Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, appointed pursuant to subsection 9.5A.

                  "Agreement" means this Amended and Restated Credit Agreement dated as of January 28, 1999, as it may be amended, supplemented or otherwise modified from time to time.

                  "Applicable Base Rate Margin" means, as of any date of determination, the following:

                  (x) with respect to Acquisition Term Loans, Tranche A Term Loans and Revolving Loans, 1.50% per annum; and

                  (y) with respect to Tranche B Term Loans, 2.00% per annum.

                  "Applicable Eurodollar Margin" means, as of any date of determination, the following:

                  (x) with respect to Acquisition Term Loans, Tranche A Term Loans and Revolving Loans, 3.00% per annum; and

                  (y) with respect to Tranche B Term Loans, 3.50% per annum.

                  "Asset Sale" means (A) the sale, assignment or other transfer (whether voluntary or involuntary) for value (collectively, a "transfer") by Company or any of its Restricted Subsidiaries to any Person other than Company or any of its wholly-owned Restricted Subsidiaries of (i) any of the stock of PHH or any of Company's Restricted Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Restricted Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Restricted Subsidiaries or (B) the occurrence of any loss or damage of any assets of Company or any of its Restricted Subsidiaries giving rise to insurance proceeds, including without limitation the proceeds of any related business interruption insurance, in each case other than (a) inventory sold in the ordinary course of business and (b) any such other assets to the extent that the aggregate value of such assets transferred, lost or damaged (x) is equal to $50,000 or less in any single transaction or related series of transactions or (y) is equal to $500,000 or less in any Fiscal Year.

                  "Assignment Agreement" means an Assignment Agreement in substantially the form of Exhibit XII annexed hereto.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "Base Rate" means, at any time, the higher of (x) the Prime Rate and (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

                  "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or North Carolina or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the interbank Eurodollar market.

                  "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Cash" means money, currency or a credit balance in a Deposit Account.

                  "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

                  "Certificate re Non-Bank Status" means a certificate, in form and substance satisfactory to Administrative Agent, delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii) pursuant to which such Lender certifies that it is not (i) a "bank" as such term is defined in subsection 881(c)(3) of the Internal Revenue Code; (ii) a 10 percent shareholder of Company within the meaning of Section 871(h)(3)(B) or Section 881(c)(3)(B) of the Internal Revenue Code; or (iii) a "controlled" foreign corporation related to Company within the meaning of Section 864(d)(4) of the Internal Revenue Code.

                  "CIBC" has the meaning assigned to that term in the introduction to this Agreement.

                  "CIBC Oppenheimer" means CIBC Oppenheimer Corp.

                  "Class" means, with respect to Lenders, the following four classes of Lenders: (i) Lenders having Acquisition Term Loan Exposure, (ii) Lenders having Tranche A Term Loan Exposure, (iii) Lenders having Tranche B Term Loan Exposure and (iv) Lenders having Revolving Loan Exposure.

                  "Closing Date" means October 23, 1997.

                  "CMC" means Chase Manhattan Capital, L.P.

                  "Collateral" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

                  "Collateral Account" has the meaning assigned to that term in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement executed and delivered by Company and Administrative Agent on the Closing Date, as such Collateral Account Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Collateral Documents" means the Company Pledge Agreement, the Company Security Agreement, the Company Trademark Security Agreement, the Collateral Account Agreement, the Subsidiary Pledge Agreements, the Subsidiary Security Agreements, the Subsidiary Trademark Security Agreement, the Mortgages, and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

                  "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Restricted Subsidiaries in the ordinary course of business of Company or such Restricted Subsidiary.

                  "Commitments" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

                  "Company" has the meaning assigned to that term in the introduction to this Agreement.

                  "Company Certificate of Designations" means the provisions of Company's Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof relating to the Company Preferred Stock, in the form delivered to Agents and Lenders prior to the Closing Date and as such provisions may be amended from time to time thereafter to the extent permitted under subsection 7.14A.

                  "Company Capital Stock" means, collectively, (i) the common stock, par value $.01 per share, of Company and (ii) the Company Preferred Stock.

                  "Company Pledge Agreement" means the Company Pledge Agreement executed and delivered by Company on the Closing Date, as such Company Pledge Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Company Preferred Stock" means, collectively, (i) the Series A Preferred Stock, par value $.01 per share, of Company, and (ii) the Series B Preferred Stock, par value $.01 per share, of Company.

                  "Company Security Agreement" means the Company Security Agreement executed and delivered by Company on the Closing Date, as such Company Security Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Company Trademark Security Agreement" means the Company Trademark Security Agreement executed and delivered by Company on the Closing Date, as such Company Trademark Security Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit IX annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 6.1(iv).

                  "Consolidated Capital Expenditures" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries net of the amount of any reimbursement payments made to Company or any of its Subsidiaries by any third parties in connection with any such expenditures to the extent that such expenditures have actually been made by Company or its Subsidiaries but excluding however any such expenditures made in connection with any Permitted Acquisition.

                  "Consolidated Current Assets" means, as of any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may be properly classified as current assets in conformity with GAAP, but excluding Cash and Cash Equivalents.

                  "Consolidated Current Liabilities" means, as of any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may be properly classified as current liabilities in conformity with GAAP, excluding the current portion of long-term debt.

                  "Consolidated EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) the amount of the call premiums paid in connection with the redemption of the Senior Notes up to a maximum aggregate amount of $2.0 million, (v) total depreciation expense,
(vi) total amortization expense, including but not limited to goodwill, organization costs and other intangibles, and (vii) other non-cash items reducing Consolidated Net Income less other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

                  "Consolidated Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Agents, Affiliates of Agents and Lenders on or before the Effective Date.

                  "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-Cash extraordinary losses.

                  "Consolidated Pro Forma EBITDA" means, for any consecutive four Fiscal Quarter period, (a) Consolidated EBITDA for such four Fiscal Quarter period plus (b) for any business acquired during such four Fiscal Quarter period and after the Effective Date, (i) EBITDA of such acquired business determined as though such business were acquired as of the first day of such period by Company and its Subsidiaries, plus (ii) the amount of any historical extraordinary or nonrecurring costs or expenses or other verifiable costs or expenses that will not continue after the acquisition date (including without limitation excess owner/management compensation) plus (iii) any reasonable operating expenses to be eliminated that are approved by Administrative Agent, including, without limitation, allocated general and administrative expenses plus (c) the adjustments set forth on Schedule 1.1.

                  "Consolidated Pro Forma Leverage Ratio" means, as of any date of determination, the ratio of (i) Consolidated Total Debt as of the last day of the Fiscal Quarter of Company ending immediately prior to such date to (ii) Consolidated Pro Forma EBITDA for the four consecutive Fiscal Quarter period ending as of the last day of the Fiscal Quarter of Company ending immediately prior to such date of determination.

                  "Consolidated Rental Payments" means, for any period, the aggregate amount of all rents paid or payable by Company and its Subsidiaries on a consolidated basis during that period under all Operating Leases to which Company or any of its Subsidiaries is a party as lessee (net of sublease income).

                  "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Working Capital" means, as of any date of determination, the excess (or deficit) of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedge Agreements. Contingent Obligations shall include
(a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "Continuing Directors" means the directors of Company on the Effective Date, and each other director, if in each case, such other director's nomination for election to the board of directors of Company is recommended by a majority of the then Continuing Directors.

                  "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                  "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Documentation Agent" has the meaning assigned to that term in the recitals of this Agreement.

                  "Dollars" and the sign "$" mean the lawful money of the United States of America.

                  "EBITDA" means for any business acquired by Company and its Subsidiaries, "Consolidated EBITDA" as defined herein substituting references to such acquired business for references to "Company and its Subsidiaries" as used in such definition.

                  "Effective Date" means the date on or before February 28, 1999 on which the conditions precedent set forth in Section 4.1 hereof shall have been satisfied or waived.

                  "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof having unimpaired capital and surplus of not less than $500,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof having unimpaired capital and surplus of not less than $500,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof having unimpaired capital and surplus of not less than $500,000,000; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity that has net assets of not less than $250,000,000 which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Company shall be an Eligible Assignee.

                  "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "Environmental Claim" means any written investigation, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

                  "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other published requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss.136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq.) and the Emergency Planning and

Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

                  "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

                  "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standards of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to
Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of
Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or it is insolvent pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under
Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits or for a qualified domestic relations order) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

                  "Eurodollar Reserve Percentage" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

                  "Event of Default" means each of the events set forth in
Section 8.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA plus (b) the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayment), (b) Consolidated Interest Expense, (c) Consolidated Capital Expenditures (net of any proceeds of any related financing with respect to such expenditures) which are made in Cash during such period or which have not yet been made but which are committed in writing to be made (and are so made) by Company and its Subsidiaries within 90 days of any Fiscal Year-end, (d) the provision for current taxes based on income of Company and its Subsidiaries and payable in Cash with respect to such period, (e) the Cash portion (other than proceeds of Loans made under this Agreement) of any consideration paid during such period with respect to Permitted Acquisitions and (f) the amount of the call premium paid in connection with the redemption of the Senior Notes.

                  "Existing Credit Agreement" has the meaning given to such term in the recitals of this Agreement.

                  "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased or operated by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

                  "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "Financial Plan" means Company's consolidated plan and financial forecast for each Fiscal Year.

                  "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral other than any Permitted Encumbrances having priority by operation of law over the Liens purported to be created pursuant to the Collateral Documents and (ii) such Lien is the only Lien (other than Permitted Encumbrances) to which such Collateral is subject.

                  "First Union" has the meaning assigned to that term in the introduction to this Agreement.

                  "First Union CMC" means First Union Capital Markets Corporation, a wholly-owned Subsidiary of First Union Corporation.

                  "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

                  "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on the last Thursday in September of each calendar year.

                  "Flood Hazard Property" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

                  "Freeman Spogli" means Freeman Spogli & Co. Incorporated, a Delaware corporation, and/or its affiliated investment funds.

                  "Funding and Payment Office" means (i) the office of Administrative Agent and Swing Line Lender located at First Union National Bank, One First Union Center TW-10, 301 S. College Street, Charlotte, North Carolina 28288-0608, Attention: Syndication Agency Services, or (ii) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent and Swing Line Lender to Company and each Lender.

                  "Funding Date" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                  "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "Hazardous Materials" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources;
(iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation;
(viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

                  "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

                  "Hedge Agreement" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

                  "Indebtedness", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA and any such obligations which represent accounts payable incurred in the ordinary course of business), which purchase price (a) is due more than six months from the date of incurrence of the obligation in respect thereof or (b) is evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute (X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

                  "Indemnitee" means each of the Agents, the Lenders, CIBC Oppenheimer, First Union CMC, NationsBanc and their respective officers, directors, employees, agents and affiliates which are indemnified by Company pursuant to subsection 10.3.

                  "Information Systems and Equipment" means all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by Company or any of its Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon or integral to, Company's or any of its Subsidiaries' conduct of their business.

                  "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

                  "Interest Payment Date" means (i) with respect to any Base Rate Loan, each January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 1999, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of six months "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

                  "Interest Period" means the interest period for each Eurodollar Rate Loan selected by Company, which interest period shall consist of a one, two, three or six month period.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                  "Interest Rate Determination Date" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                  "Inventory" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

                  "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Restricted Subsidiaries of, or of a beneficial interest in, any Securities of any other Person, (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Restricted Subsidiary of Company from any Person other than Company or any of its Restricted Subsidiaries, of any equity Securities of such Person, (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Restricted Subsidiaries to any other Person (other than a wholly-owned Restricted Subsidiary of Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "IP Collateral" means, collectively, the Collateral under the Company Trademark Security Agreement and the Subsidiary Trademark Security Agreements.

                  "Issuing Lender" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

                  "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires; provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                  "Letter of Credit" or "Letters of Credit" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

                  "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company.

                  "LIBOR" means the rate for deposits in Dollars for a period equal to the Interest Period selected which appears on the Telerate Page 3750 at approximately 11:00 A.M. (London time), two (2) Business Days prior to the commencement of the applicable Interest Period. If, for any reason, such rate is not available, then "LIBOR" shall mean the rate per annum at which, as determined by Administrative Agent, Dollars in the amount of $5,000,000 are being offered to leading banks at approximately 11:00 A.M. (London time), two
(2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

                  "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "Lil' Champ" means Lil' Champ Food Stores, Inc., a Florida corporation.

                  "Loan" or "Loans" means one or more of the Term Loans, Revolving Loans or Swing Line Loans or any combination thereof.

                  "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Subsidiary Guaranty and the Collateral Documents.

                  "Loan Party" means each of Company and any of Company's Subsidiaries from time to time executing a Loan Document, and "Loan Parties" means all such Persons, collectively.

                  "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Master Assignment Agreement" means that certain Master Assignment Agreement substantially in the form of Exhibit XIX annexed hereto, among Company, the lenders under the Existing Credit Agreement, the Lenders under this Agreement and the Administrative Agent pursuant to which all lenders under the Existing Credit Agreement assign their Loans and/or Acquisition Term Loan Commitments and/or Revolving Loan Commitments to the Administrative Agent, and the Administrative Agent assigns to each Lender under this Agreement, and each Lender purchases from Agent, the Loans and/or Acquisition Term Loan Commitments and/or Revolving Loan Commitments as set forth on Schedule 2.1 hereto.

                  "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries, taken as a whole, or
(ii) the material impairment of the ability of any Loan Party to perform, or of Administrative Agent or Lenders to enforce, the Obligations.

                  "Material Contract" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

                  "MEI" means Miller Enterprises, Inc., a Florida corporation.

                  "Mortgage" means a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XIII annexed hereto or in such other form as may be approved by Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, as such security instrument may be amended, supplemented or otherwise modified from time to time.

                  "Multiemployer Plan" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NationsBanc" means NationsBanc Montgomery Securities LLC.

                  "NationsBank" has the meaning given to such term in the recitals of this Agreement.

                  "Net Asset Sale Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received, and including any Cash received under any insurance policy or as a result of the taking of any assets pursuant to the power of eminent domain, condemnation or otherwise) received from such Asset Sale, net of any direct costs incurred in connection with such Asset Sale, including (i) taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of such Asset Sale, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (iii) reasonable reserves established in good faith by Company to satisfy any indemnification obligations undertaken in connection with such Asset Sale.

                  "Notes" means one or more of the Acquisition Term Notes, Tranche A Term Notes, Tranche B Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

                  "Notice of Borrowing" means a notice substantially in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                  "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "Notice of Issuance of Letter of Credit" means a notice substantially in the form of Exhibit III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                  "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or any of them under the Loan Documents and Hedge Agreements to which any of the Lenders is a party, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

                  "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "Operating Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "Permitted Acquisition" means an acquisition of assets or a business effected in accordance with the provisions of subsection 7.7(vi).

                  "Permitted Encumbrances" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

                  (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

                  (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or
                  (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 30 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

                  (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

                  (v) leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

                  (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                  (vii) any (a) interest or title of a lessor or sublessor under any lease permitted under this Agreement, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause
                  (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

                  (viii) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

                  (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                  (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

                  (xii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.

                  "Permitted Holders" means Freeman Spogli or any successor entity thereof controlled by principals of Freeman Spogli and any entity controlled by, or under common control with, Freeman Spogli and Chase Capital Partners and/or its affiliated investment funds.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "PHH" means PH Holding Corporation, a North Carolina corporation and a wholly-owned subsidiary of Company.

                  "Pledged Collateral" means, collectively, the "Pledged Collateral" as defined in the Company Pledge Agreement and the Subsidiary Pledge Agreements.

                  "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "Prime Rate" means the rate that First Union announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. First Union or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Acquisition Term Loan Commitment or the Acquisition Term Loans of any Lender, the percentage obtained by dividing
(x) the Acquisition Term Loan Exposure of that Lender by (y) the aggregate Acquisition Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Lender by (y) the aggregate Tranche B Term Loan Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (v) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Acquisition Term Loan Exposure of that Lender plus the Tranche A Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Acquisition Term Loan Exposure of all Lenders plus the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii) and (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                  "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

                  "Real Property Asset" means, at any time of determination, any interest then owned by any Loan Party in any real property.

                  "Refunded Swing Line Loans" means Swing Line Loans which are refunded through the proceeds of Revolving Loans made by the Lenders.

                  "Register" means the register established pursuant to subsection 2.1D for the recordation of each Lender's Commitments and Loans.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Reimbursement Date" means the date on which Company is required to reimburse the Issuing Lender for a drawing on a Letter of Credit.

                  "Related Agreements" means, collectively, the Company Certificate of Designations, the Stockholders Agreement, the Related Financing Documents, the Affiliate Agreements and the Target Company Purchase Agreement.

                  "Related Financing Documents" means, collectively, the Senior Subordinated Notes, the Senior Subordinated Note Indenture and all other agreements or instruments delivered pursuant to or in connection with any of the foregoing including any purchase agreement or registration rights agreement.

                  "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

                  "Requisite Class Lenders" means, at any time, (i) for Class Lenders having Acquisition Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Acquisition Term Loan Exposure of all Lenders, (ii) for Class Lenders having Tranche A Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Tranche A Term Loan Exposure of all Lenders, (iii) for Class Lenders having Tranche B Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Tranche B Term Loan Exposure of all Lenders and (iv) for Class Lenders having Revolving Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Revolving Loan Exposure of all Lenders.

                  "Requisite Lenders" means Lenders having or holding more than 50% of the sum of the aggregate Acquisition Term Loan Exposure of all Lenders, the aggregate Tranche A Term Loan Exposure of all Lenders, the aggregate Tranche B Term Loan Exposure of all Lenders and the aggregate Revolving Loan Exposure of all Lenders.

                  "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

                  "Restricted Subsidiary" means any Subsidiary of Company other than an Unrestricted Subsidiary.

                  "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(iv), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Revolving Loan Commitment Termination Date" means January 31, 2004.

                  "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) plus (e) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

                  "Revolving Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iv).

                  "Revolving Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(d) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of
Exhibit VII annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "Senior Note Indenture" means the indenture dated as of November 4, 1993 between Company and IBJ Schroder Bank & Trust Company, as trustee, pursuant to which the Senior Notes were issued, as such indenture may be amended through the date hereof.

                  "Senior Notes" means $100,000,000 in initial aggregate principal amount of 12% Series B Senior Notes due 2000 of Company issued pursuant to the Senior Note Indenture.

                  "Senior Subordinated Note Indenture" means the indenture dated as of October 23, 1997, between Company, the guarantors named therein and United States Trust Company of New York, as trustee, pursuant to which the Senior Subordinated Notes were issued, as such indenture may be amended from time to time to the extent permitted under subsection 7.14B.

                  "Senior Subordinated Notes" means the 10 1/4% Senior Subordinated Notes due 2007 of Company issued pursuant to the Senior Subordinated Note Indenture, as such notes may be amended from time to time to the extent permitted under subsection 7.14B.

                  "Solvent" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Restricted Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Company or any of its Restricted Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Restricted Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Restricted Subsidiaries, and (v) performance, payment, deposit, surety or indemnity obligations of Company or any of its Restricted Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

                  "Stockholders Agreement" means that certain Stockholders' Agreement dated as of August 19, 1996 by and among Company, Freeman Spogli, CMC and the other stockholders of Company, in the form delivered to Agents and Lenders prior the Closing Date and as such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.14A.

                  "Subordinated Indebtedness" means (i) the Indebtedness of Company evidenced by the Senior Subordinated Notes and any subordinated indebtedness issued in compliance with subsection 7.1(vii) and (ii) any other Indebtedness of Company subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Subsidiary Guarantor" means any Restricted Subsidiary of Company that executes and delivers a counterpart of the Subsidiary Guaranty on the Closing Date or on the Effective Date or from time to time thereafter pursuant to subsection 6.8.

                  "Subsidiary Guaranty" means the Subsidiary Guaranty executed and delivered by existing Restricted Subsidiaries of Company on the Closing Date or on the Effective Date, or executed and delivered by additional Restricted Subsidiaries of Company from time to time thereafter in accordance with subsection 6.8 substantially in the form of Exhibit XV annexed hereto, as such Subsidiary Guaranty may be amended, supplemented or otherwise modified from time to time.

                  "Subsidiary Pledge Agreement" means each Subsidiary Pledge Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or on the Effective Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, substantially in the form of Exhibit XVI annexed hereto, as such Subsidiary Pledge Agreement may be amended, supplemented or otherwise modified from time to time, and "Subsidiary Pledge Agreements" means all such Subsidiary Pledge Agreements, collectively.

                  "Subsidiary Security Agreement" means each Subsidiary Security Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or on the Effective Date, or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, substantially in the form of Exhibit XVII annexed hereto, as such Subsidiary Security Agreement may be amended, supplemented or otherwise modified from time to time, and "Subsidiary Security Agreements" means all such Subsidiary Security Agreements, collectively.

                  "Subsidiary Trademark Security Agreement" means each Subsidiary Trademark Security Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or on the Effective Date, or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, substantially in the form of
Exhibit XVIII annexed hereto, as such Subsidiary Trademark Security Agreement may be amended, supplemented or otherwise modified from time to time, and "Subsidiary Trademark Security Agreements" means all such Subsidiary Trademark Security Agreements, collectively.

                  "Supplemental Collateral Agent" means any additional collateral agent appointed pursuant to subsection 9.1D.

                  "Swing Line Lender" means First Union, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                  "Swing Line Loan Commitment" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(v).

                  "Swing Line Loans" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(v).

                  "Swing Line Note" means (i) the promissory note of Company issued pursuant to subsection 2.1E(ii) on the Effective Date and (ii) any promissory note issued by Company to any successor Administrative Agent and Swing Line Lender pursuant to the last sentence of subsection 9.5B, in each case substantially in the form of Exhibit VIII annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

                  "Syndication Agent" has the meaning assigned to that term in the introduction to this Agreement.

                  "Target Company" means MEI and its Subsidiaries.

                  "Target Company Acquisition" has the meaning assigned to that term in the recitals of this Agreement.

                  "Target Company Purchase Agreement" means that certain Purchase Agreement dated as of November 30, 1998, among Lil' Champ, the selling shareholders of MEI, Miller Brothers, Circle Investments, Ltd. and MEI.

                  "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

                  "Term Loans" means the Acquisition Term Loans, Tranche A Term Loans and Tranche B Term Loans.

                  "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans plus (ii) the aggregate principal amount of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.

                  "Tranche A Term Loan Commitment" means the commitment of a Lender to make a Tranche A Term Loan to Company pursuant to subsection 2.1A(ii), and "Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Tranche A Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of all of the Tranche A Term Loan Commitments, the sum of (a) that Lender's Tranche A Term Loan Commitment plus (b) the aggregate outstanding principal amount of the Tranche A Term Loan of that Lender and (ii) after the termination of the Tranche A Term Loan Commitments, the aggregate outstanding principal amount of the Tranche A Term Loan of that Lender.

                  "Tranche A Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(ii).

                  "Tranche A Term Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(b) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of Exhibit V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "Tranche B Term Loan Commitment" means the commitment of a Lender to make a Tranche B Term Loan to Company pursuant to subsection 2.1A(iii), and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Tranche B Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of all of the Tranche B Term Loan Commitments, the sum of (a) that Lender's Tranche B Term Loan Commitment plus (b) the aggregate outstanding principal amount of the Tranche B Term Loan of that Lender and (ii) after the termination of the Tranche B Term Loan Commitments, the aggregate outstanding principal amount of the Tranche B Term Loan of that Lender.

                  "Tranche B Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii).

                  "Tranche B Term Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(c) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit VI annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "Transaction Costs" means the fees, costs and expenses payable by Company on or before the Effective Date in connection with the transactions contemplated by the Loan Documents and the Related Agreements.

                  "Type" means a Term Loan, a Revolving Loan or a Swing Line Loan (each of which is a "Type" of Loan) and with respect to a Term Loan, an Acquisition Term Loan, a Tranche A Term Loan or a Tranche B Term Loan (each of which is a "Type" of Term Loan).

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  "Unrestricted Subsidiaries" means PHH and its two wholly-owned subsidiaries, TC Capital Management, Inc. and Pantry Properties, Inc.

                  "Year 2000 Compliant" means that all Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing) before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs on the date hereof and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment.

1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

                  Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3.

1.3      Other Definitional Provisions and Rules of Construction.

A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

C. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

Section 2.        AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      Commitments; Making of Loans; the Register; Notes.

                  A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i), 2.1A(ii), 2.1A(iii) and/or 2.1A(iv), as the case may be, and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(v).

                  (i) Acquisition Term Loans. Each Lender having an Acquisition Term Loan Commitment severally agrees, subject to the provisions set forth in subsection 7.7(vi), to lend to Company from time to time during the period from the Effective Date to but excluding the Acquisition Term Loan Commitment Termination Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Acquisition Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Acquisition Term Loan Commitment as of the Effective Date is set forth opposite its name on Schedule
                  2.1 annexed hereto and the aggregate amount of the Acquisition Term

                  Loan Commitments is $50,000,000; provided that the Acquisition Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Acquisition Term Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Acquisition Term Loan Commitment of any Lender shall be reduced from time to time by the amount of any Acquisition Term Loan made by such Lender and shall be further reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Acquisition Term Loan Commitment shall expire on the Acquisition Term Loan Commitment Termination Date and all outstanding Acquisition Term Loans on such date shall be repaid in accordance with subsection 2.4A. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                  (ii) Tranche A Term Loans. Each Lender having a Tranche A Term Loan Commitment severally agrees to lend to Company on the Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Tranche A Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments is $80,000,000; provided that the Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

                  (iii) Tranche B Term Loans. Each Lender having a Tranche B Term Loan Commitment severally agrees to lend to Company on the Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Tranche B Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche B Term Loan Commitments is $160,000,000; provided that the Tranche B Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Amounts borrowed under this subsection 2.1A(iii) and subsequently repaid or prepaid may not be reborrowed.

                  (iv) Revolving Loans. Each Lender having a Revolving Loan Commitment severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5C. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on
                  Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $45,000,000; provided that the

                  Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the aggregate Revolving Loan Commitments then in effect.

                  (v) Swing Line Loans. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5C, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. The original amount of the Swing Line Loan Commitment is $5,000,000; provided that any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, any Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(v) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

                  With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to

                  Company), no later than 11:00 A.M. (Charlotte, NC time) on the first Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note of Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

                  Immediately upon the funding of each Swing Line Loan by Swing Line Lender, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated without giving effect to clauses (d) and (e) of the definition of Revolving Loan Exposure) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Office. In order to evidence such participation, each Lender agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to all parties. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.

                  Anything contained herein to the contrary notwithstanding, each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or
                  (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that (X) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or (Y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6.

                  B. Borrowing Mechanics. Term Loans or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(v) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided that Term Loans or Revolving Loans made on any Funding Date as Eurodollar Rate Loans with a particular Interest Period shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $200,000 and integral multiples of $100,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 11:00 A.M. (Charlotte, NC time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate
Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (Charlotte, NC time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business
Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans and any Loans made on the Effective Date or any Loans made on the two Business Days immediately succeeding the Effective Date, that such Loans shall be Base Rate Loans, (iv) in the case of Term Loans and Revolving Loans not made on the Effective Date, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as

Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

                  Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

                  Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

                  C. Disbursement of Funds. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders having a Commitment of that Type simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular Type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each such Lender or Swing Line Lender, as the case may be, of the proposed borrowing. Each such Lender shall make the amount of its Loan available to Administrative Agent not later than 1:00 P.M. (Charlotte, NC time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 P.M.(Charlotte, NC time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(v) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Effective Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing

Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

                  Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

                  D. The Register.

                  (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Administrative Agent shall record in the Register the Acquisition Term Loan Commitment, Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and Revolving Loan Commitment and the Acquisition Term Loans, Tranche A Term Loans, Tranche B Term Loans and Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Acquisition Term Loans, Tranche A Term Loans, Tranche B Term Loans or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans.

                  (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount of any Acquisition Term Loan, Tranche A Term Loan, Tranche B Term Loan and Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern absent manifest error.

                  (iv) Company, Agents and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                  (v) Company hereby designates First Union to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent First Union serves in such capacity, First Union and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

                  E. Notes. Company shall execute and deliver on the Effective Date (i) to each Lender having a Commitment for that Type of Loan (or to Administrative Agent for that Lender) (a) an Acquisition Term Note substantially in the form of Exhibit IV annexed hereto to evidence that Lender's Acquisition Term Loans, in the principal amount of that Lender's Acquisition Term Loan Commitment and with other appropriate insertions, (b) a Tranche A Term Note substantially in the form of Exhibit V annexed hereto to evidence that Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan Commitment and with other appropriate insertions, (c) a Tranche B Term Note substantially in the form of Exhibit VI annexed hereto to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan Commitment and with other appropriate insertions, and (d) a Revolving Note substantially in the form of Exhibit VII annexed hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender (or to Administrative Agent for Swing Line Lender) a Swing Line Note substantially in the form of Exhibit VIII annexed hereto to evidence Swing Line Lender's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions.

2.2      Interest on the Loans.

                  A. Rate of Interest. Subject to the provisions of subsections
2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or a Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

                  Subject to the provisions of subsections 2.2E and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                  (i) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Base Rate Margin; or

                  (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Margin.

                  Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest to maturity at the sum of the Base Rate plus the Applicable Base Rate Margin.

                  B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period; provided that:

                  (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

                  (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (v) no Interest Period with respect to any portion of the Acquisition Term Loans shall extend beyond January 31, 2004, no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond January 31, 2004, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond January 31, 2006 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

                  (vi) no Interest Period with respect to any portion of any Type of Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of such Type of Term Loans unless the sum of (a) the aggregate principal amount of such Type of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of such Type of Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such Type of Term Loans on such date;

                  (vii) there shall be no more than twelve Interest Periods outstanding at any time; and

                  (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

                  C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event any Swing Line Loans or any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans or Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

                  D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Term

Loans or Revolving Loans equal to $1,000,000 and integral multiples of $500,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis; provided that Loans converted to Eurodollar Loans shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess of that amount; or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $3,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

                  Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 11:00 A.M. (Charlotte, NC time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and Type of the Loan to be converted/continued,
(iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

                  Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

                  E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans
(or, in the case of any such fees and other amounts, at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or any Lender.

                  F. Computation of Interest. Interest on the Loans shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3      Fees.

                  A. Revolving Loan Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender having a Revolving Loan Commitment in proportion to that Lender's Pro Rata Share of the Revolving Loan Commitments, commitment fees for the period from and including the Effective Date to and excluding the Revolving Loan Commitment Termination Date in an amount equal to (x) the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans plus
(ii) the aggregate principal amount of outstanding Swing Line Loans plus (iii) the Letter of Credit Usage multiplied by (y) 0.50% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 1999, and on the Revolving Loan Commitment Termination Date.

                  B. Acquisition Term Loan Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender having an Acquisition Term Loan Commitment in proportion to that Lender's Pro Rata Share of the Acquisition Term Loan Commitments, commitment fees for the period from and including the Effective Date to and excluding the Acquisition Term Loan Commitment Termination Date in an amount equal to (x) the aggregate Acquisition Term Loan Commitments over the aggregate principal amount of outstanding Acquisition Term Loans multiplied by (y) 0.50% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 1999, and on the Acquisition Term Loan Commitment Termination Date.

                  C. Other Fees. Company agrees to pay to Agents, CIBC Oppenheimer, First Union CMC and/or NationsBanc, as the case may be, such other fees in the amounts and at the times agreed upon between Company, Agents, CIBC Oppenheimer, First Union CMC and/or NationsBanc, as the case may be.

2.4 Repayments, Prepayments and Reductions in Acquisition Term Loan Commitments and Revolving Loan Commitments; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.

                  A. Scheduled Payments of Term Loans.

                  (i) Scheduled Payments of Acquisition Term Loans. Company shall make principal payments on the Acquisition Term Loans in installments on each January 31, April 30, July 31 and October 31, commencing on April 30, 2001, in an amount equal to 8.33%, or 8.37% with respect to the installment payable on January 31, 2004, of the aggregate amount of the Acquisition Term Loans outstanding on the Acquisition Term Loan Commitment Termination Date; provided that the scheduled installments of principal of the Acquisition Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Acquisition Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Acquisition Term Loans and all other amounts owed hereunder with respect to the Acquisition Term Loans shall be paid in full no later than January 31, 2004, and the final installment payable by Company in respect of the Acquisition Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Acquisition Term Loans.

                  (ii) Scheduled Payments of Tranche A Term Loans. Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

                                                 Scheduled Repayment of
                              Date                Tranche A Term Loans
                              ----                --------------------
                         April 30, 1999                          $875,000
                          July 31, 1999                          $875,000
                        October 31, 1999                         $875,000
                        January 31, 2000                         $875,000
                         April 30, 2000                        $3,500,000
                          July 31, 2000                        $3,500,000
                        October 31, 2000                       $3,500,000
                        January 31, 2001                       $3,500,000
                         April 30, 2001                        $4,500,000
                          July 31, 2001                        $4,500,000
                        October 31, 2001                       $4,500,000
                        January 31, 2002                       $4,500,000
                         April 30, 2002                        $5,000,000
                          July 31, 2002                        $5,000,000

                        October 31, 2002                       $5,000,000
                        January 31, 2003                       $5,000,000
                         April 30, 2003                        $6,125,000
                          July 31, 2003                        $6,125,000
                        October 31, 2003                       $6,125,000
                        January 31, 2004                       $6,125,000
                                                               ----------
                                                              $80,000,000

                  ; provided that the scheduled installments of principal of the Tranche A Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than January 31, 2004, and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

                  (iii) Scheduled Payments of Tranche B Term Loans. Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                                                Scheduled Repayment of
                             Date                Tranche B Term Loans
                             ----                --------------------
                        April 30, 1999                          $400,000
                         July 31, 1999                          $400,000
                       October 31, 1999                         $400,000
                       January 31, 2000                         $400,000
                        April 30, 2000                          $400,000
                         July 31, 2000                          $400,000
                       October 31, 2000                         $400,000
                       January 31, 2001                         $400,000
                        April 30, 2001                          $400,000
                         July 31, 2001                          $400,000
                       October 31, 2001                         $400,000
                       January 31, 2002                         $400,000
                        April 30, 2002                          $400,000
                         July 31, 2002                          $400,000
                       October 31, 2002                         $400,000
                       January 31, 2003                         $400,000
                        April 30, 2003                          $400,000
                         July 31, 2003                          $400,000
                       October 31, 2003                         $400,000
                       January 31, 2004                         $400,000
                        April 30, 2004                       $16,000,000
                         July 31, 2004                       $16,000,000

                       October 31, 2004                      $16,000,000
                       January 31, 2005                      $16,000,000
                        April 30, 2005                       $22,000,000
                         July 31, 2005                       $22,000,000
                       October 31, 2005                      $22,000,000
                       January 31, 2006                      $22,000,000
                                                             -----------
                                                            $160,000,000

                  ; provided that the scheduled installments of principal of the Tranche B Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than January 31, 2006, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans.

                  B. Prepayments and Reductions in Commitments.

                  (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent at or prior to 12:00 Noon (Charlotte, NC time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $200,000 and integral multiples of $100,000 in excess of that amount. Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 Noon (Charlotte, NC time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided, however, that a Eurodollar Rate Loan may only be prepaid on a date prior to the date of the expiration of the Interest Period applicable thereto upon payment of all amounts due with respect to such prepayment under subsection 2.6D. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

                  (ii) Voluntary Reductions of Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice

                  Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, (a) the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction or (b) the Acquisition Term Loan Commitments in an amount up to the amount by which the Acquisition Term Loan Commitments exceed the aggregate principal amount of outstanding Acquisition Term Loans; provided that any such partial reduction of the Revolving Loan Commitments or the Acquisition Term Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments or the Acquisition Term Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment or the Acquisition Term Loan Commitments, as applicable, of each Lender proportionately to its Pro Rata Share.

                  (iii) Mandatory Prepayments and Mandatory Reductions of Commitments. The Loans shall be prepaid and/or the Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv):

                        (a) Prepayments and Reductions From Net Asset Sale
                  Proceeds. Prepayments and Reductions From Net Asset Sale Proceeds. No later than the first Business Day following the date of receipt by Company or any of its Restricted Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale and subject to subsection 6.4C in the case of insurance proceeds which constitute Net Asset Sale Proceeds, Company shall prepay the Loans and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; provided, however, that, so long as no Event of Default shall have occurred and be continuing, Net Asset Sale Proceeds received by Company and its Restricted Subsidiaries from and after the date hereof need not be applied to the mandatory prepayment of the Loans pursuant to this subsection 2.4B(iii)(a) under the circumstances and in the amounts provided below: (i) subject to clause (iii) below, in the case of Net Asset Sale Proceeds derived from any sale/leaseback of properties owned by the Target Company on the Effective Date, which sale/leaseback is completed within 270 days after the Effective Date 50% of such Net Asset Sale Proceeds need not be applied to mandatory prepayment and/or commitment reductions; (ii) subject to clause (iii) below, in the case of Net Asset Sales Proceeds derived from any sale/leasebacks of properties owned by the Company and its Restricted Subsidiaries (excluding properties covered by clause (i) above but including properties acquired by the Target Company after the Effective Date), none of such Net Asset Sale Proceeds up to (x) $15,000,000 in any Fiscal Year and (y) $40,000,000 in the aggregate for all Fiscal Years need to be applied to mandatory prepayments and/or commitment reductions so long as such excluded proceeds are reinvested in the manner contemplated by clause (iv) below within 270 days of the receipt thereof; (iii) the first $10,000,000 in aggregate Net Asset Sale Proceeds received from any sale/leaseback of such properties owned by Company and its Restricted Subsidiaries or such other Target Company properties covered by the preceding clauses (i) or (ii) shall not be so excluded but shall be applied to prepay Loans and/or to reduce Revolving Loan Commitments and/or Acquisition Term Loan Commitments; and (iv) no Net Asset Sale Proceeds which are reinvested in assets or properties currently utilized or anticipated to be utilized in any line of business engaged in by Company and its Restricted Subsidiaries on the Effective Date, or any similar or related business, within 270 days of receipt thereof need be applied to mandatory prepayments and/or commitment reductions so long as the aggregate amount of such Net Asset Sale Proceeds so held for reinvestment and excluded from the mandatory prepayment provisions of this clause (iv) does not exceed $10,000,000 at any time, but any excess over such $10,000,000 at any time shall be so applied; provided that any Non-Excluded Proceeds (as hereinafter defined) shall not be subject to reinvestment under this clause (iv). "Non-Excluded Proceeds" shall mean any Net Asset Sale Proceeds which are derived from sale/leasebacks of the types described in the foregoing clauses (i)-(iii) and which are not specifically excluded from being applied to mandatory prepayments and/or commitment reductions (i.e., the remaining 50% of Net Asset Sale Proceeds described in clause (i), Net Asset Sale Proceeds described in clause (ii) in excess of $15,000,000 per Fiscal Year or $40,000,000 in the aggregate and the $10,000,000 in Net Asset Sale Proceeds described in clause (iii)). The Company shall, within ten Business Days of the receipt by Company or any of its Restricted Subsidiaries of any Net Asset Sale Proceeds to be excluded from such mandatory prepayment provisions pursuant to the foregoing clauses (i) - (iv), deliver to Administrative Agent an Officers' Certificate setting forth the amount of such Net Asset Sale Proceeds, the amount of other Net Asset Sale Proceeds excluded from such mandatory prepayment provisions and held for reinvestment pursuant to the foregoing clause
                  (iv), and the amount of any mandatory prepayment to be made pursuant to this subsection 2.4B(iii)(a) and setting forth in reasonable detail the calculations from which such amounts were derived, which Officers' Certificate with respect to Net Asset Sale Proceeds being held for reinvestment may be amended at any time and from time to time by Company during the 270-day period following receipt of such Net Asset Sale Proceeds. In the event that any portion of any Net Asset Sale Proceeds received by Company or any of its Restricted Subsidiaries and held for reinvestment which are so excluded from the mandatory prepayment of the Loans are not expended for the purposes permitted pursuant to this subsection 2.4B(iii)(a) within the 270-day period, Company shall, immediately upon the expiration of the applicable 270-day period, make a mandatory prepayment of the Loans as specified in the first sentence of this subsection 2.4B(iii)(a) in an amount equal to such unexpended portion.

                        (b) Prepayments and Reductions Due to Issuance of Equity
                  Securities. No later than the first Business Day after the date of receipt by Company of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "Net Securities Proceeds") from the issuance of any equity Securities of Company after the Effective Date (other than issuances of equity to management employees pursuant to agreements or stock option plans permitted under subsection 7.11), Company shall prepay the Loans and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Net Securities Proceeds.

                        (c) Prepayments and Reductions Due to Issuance of Debt
                  Securities. On the date of receipt by Company of the Net Securities Proceeds from the issuance of any debt Securities of Company after the Effective Date (other than as permitted pursuant to subsection 7.1 (i)-(viii)), Company shall prepay the Loans and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Securities Proceeds.

                        (d) Prepayments from Excess Cash Flow. Within 90 days
                  after the end of any Fiscal Year commencing with the Fiscal Year ending September 30, 1999 in which the Company has Excess Cash Flow, Company shall prepay the Loans and/or the Revolving Loan Commitments and/or Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Excess Cash Flow.

                        (e) Calculations of Net Proceeds Amounts; Additional
                  Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "Net Proceeds Amount") of the applicable Net Asset Sale Proceeds, Net Securities Proceeds or Excess Cash Flow that gave rise to such prepayment and/or reduction. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                        (f) Prepayments Due to Reductions or Restrictions of
                  Revolving Loan Commitments. Company shall from time to time prepay first the Swing Line Loans and second the Revolving Loans to the extent necessary so that the Total

                  Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect.

                        (iv) Application of Prepayments.

                        (a) Application of Voluntary Prepayments by Type of
                  Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that (i) any voluntary prepayments of any Tranche A Term Loan or Tranche B Term Loan shall be applied ratably to the Tranche A Term Loans and the Tranche B Term Loans and shall be applied to the scheduled installments thereof in the inverse order of maturity; (ii) any voluntary prepayments of the Acquisition Term Loans shall be applied first in forward order of maturity to reduce scheduled installments thereof due in the next succeeding twelve months and thereafter shall be applied to the scheduled installments thereof in the inverse order of maturity; and (iii) in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, second to repay the outstanding Revolving Loans to the full extent thereof; third to repay outstanding Acquisition Term Loans to the full extent thereof; and fourth to repay outstanding Tranche A Term Loans and Tranche B Term Loans to the full extent thereof.

                        (b) Application of Mandatory Prepayments by Type of
                  Loans. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d) shall be applied first to the ratable prepayment of the Tranche A Term Loans and the Tranche B Term Loans to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to the prepayment of the Acquisition Term Loans to the full extent thereof, and third, to the extent of any remaining portion of the Applied Amount, to the prepayment of the Revolving Loans and to permanently reduce the Revolving Loan Commitment to the full extent thereof; provided, that the Company may elect to offer the Lenders with Tranche B Loans outstanding the opportunity to waive the right to receive the amount of such mandatory prepayment, and if any such Lender so elects, 100% of the amount that would otherwise have been applied as a mandatory prepayment of such Lender's Tranche B Term Loan shall be applied to the prepayment of the Tranche A Term Loans.

                        (c) Application of Mandatory Prepayments of Term Loans
                  by Order of Maturity. Any mandatory prepayments of any Type of Term Loans pursuant to subsection 2.4B(iii) shall be applied to reduce the scheduled installments of principal of such Type of Term Loans set forth in subsection 2.4A in inverse order of maturity.

                        (d) Application of Prepayments to Base Rate Loans and
                  Eurodollar Rate Loans. Considering each Type of Loan being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

                  C. General Provisions Regarding Payments.

                  (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (Charlotte, NC time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                  (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of each Type of Loan shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to such Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each such Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection
                  2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

                  D. Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.

                  (i) Application of Proceeds of Collateral. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

                      (a) To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Administrative Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

                      (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

                      (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                      (ii) Application of Payments Under Subsidiary Guaranty.
                  All payments received by Administrative Agent under the Subsidiary Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority:

                      (a) To the payment of the costs and expenses of any
                  collection or other realization under the Subsidiary Guaranty, including reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and the Subsidiary Guaranty;

                      (b) thereafter, to the extent of any excess such payments, to the payment of all other Guarantied Obligations (as defined in the Subsidiary Guaranty) for the ratable benefit of the holders thereof; and

                      (c) thereafter, to the extent of any excess such payments, to the payment to the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.5      Use of Proceeds.

                  A. Acquisition Term Loans. Subject to subsection 7.7(vi), the proceeds of the Acquisition Term Loans may be used by Company to finance Permitted Acquisitions. No Acquisition Term Loans may be borrowed on the Effective Date.

                  B. Certain Term Loans. The proceeds of the Tranche A Term Loans and the Tranche B Term Loans, together with up to $5.0 million in Revolving Loans, shall be used (i) to refinance $85.0 million in outstanding acquisition term loans under the Existing Credit Agreement, (ii) to redeem the Company's outstanding Senior Notes in the aggregate principal amount of $49.0 million, and to pay $1.2 million in accrued and unpaid interest on the Senior Notes, (iii) to pay $2.0 million in call premiums with respect to the redemption of the Senior Notes, (iv) to pay a cash purchase price of $82.0 million for and to make $12.0 million in reimbursements related to the Target Company Acquisition and (v) to pay (x) fees and expenses in an amount up to $5.0 million related to the foregoing and (y) the purchase price adjustment, if any, contemplated by the definitive acquisition agreement relating to the Target Company Acquisition.

                  C. Revolving Loans; Swing Line Loans. Up to $5,000,000 of the Revolving Loan Commitments may be used by Company on the Effective Date to make Revolving Loans for purposes specified in subsection 2.5B. The proceeds of any Revolving Loans made after the Effective Date and any Swing Line Loans shall be applied by Company for working capital and general corporate purposes, which may include the making of intercompany loans to any of Company's wholly-owned Restricted Subsidiaries, in accordance with subsection 7.1(iv), for their own working capital and general corporate purposes.

                  D. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6      Special Provisions Governing Eurodollar Rate Loans.

                  Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

                  A. Determination of Applicable Interest Rate. As soon as practicable after 10:00 A.M. (Charlotte, NC time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

                  B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

                  C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans shall be terminated at the earlier to occur of the expiration of the Interest Periods then in effect with respect to such outstanding Eurodollar Rate Loans or when required by law, and (d) such outstanding Eurodollar Rate Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

                  D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

                  E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

                  F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

                  G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7      Increased Costs; Taxes; Capital Adequacy.

                  A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  B. Withholding of Taxes.

                  (i) Payments to Be Free and Clear. All sums payable by Company or any other Loan Party under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or any other Loan Party or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                  (ii) Grossing-up of Payments. If Company or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company or any other Loan Party to any Agent or any Lender under any of the Loan Documents:

                       (a) Company shall notify Administrative Agent of any such
                  requirement or any change in any such requirement as soon as Company becomes aware of it;

                       (b) Company shall pay any such Tax before the date on
                  which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on such Agent or such Lender, as the case may be) on behalf of and in the name of such Agent or such Lender;

                       (c) the sum payable by Company in respect of which the
                  relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, such Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                       (d) within 30 days after paying any sum from which it is
                  required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

         provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender. Upon the reasonable request of Company, and at Company's expense, each Lender shall cooperate with Company in seeking to obtain refunds of Taxes paid by Company. If a Lender shall receive a refund (or a refund in the form of a credit) from a taxing authority (as a result of any error in the imposition of Tax by such taxing authority) of any Taxes paid by Company pursuant to this subsection 2.7B(ii), such Lender, so long as no Event of Default shall then exist, shall promptly pay to Company the amount so received.

                  (iii) Evidence of Exemption from U.S. Withholding Tax.

                        (a) Each Lender that is organized under the laws of any
                  jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") shall deliver to Administrative Agent for transmission to Company, on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause
                  (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                        (b) Each Lender required to deliver any forms,
                  certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence,


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

                  whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                        (c) Company shall not be required to pay any additional
                  amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

                  C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to

Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.8      Obligation of Lenders and Issuing Lenders to Mitigate.

                  Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection
2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its reasonable discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

Section 3.        LETTERS OF CREDIT

3.1  Issuance of Letters of Credit and Lenders' Purchase of Participations
     Therein.

                  A. Letters of Credit. In addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(iv) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(v), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Lender issue (and no Lender shall issue):

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

                  (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

                  (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $25,000,000;

                  (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless upon the giving of 30 days' prior notice thereof to Company and the beneficiary of such Letter of Credit, such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension; or

                  (iv) any Commercial Letter of Credit having an expiration date
                  (a) later than the earlier of (X) the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion.

                  B. Mechanics of Issuance.

                  (i) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of Exhibit III annexed hereto no later than 12:00 Noon (Charlotte, NC time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) the expiration date of the Letter of Credit, (e) the name and address of the beneficiary, and (f) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment against a conforming draft to


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

                  be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

                  Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

                  (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect.

                  (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

                  (iv) Reports to Lenders. Within 15 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to each other Lender a report setting forth for such calendar quarter the daily


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

                  aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

                  C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

3.2      Letter of Credit Fees.

                  Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

                  (i) with respect to each Standby Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to the greater of (X) $500 and (Y) 0.25% per annum of the daily amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee, payable to the Administrative Agent for the account of Lenders having Revolving Loan Commitments, equal to the Applicable Eurodollar Margin multiplied by the daily amount available to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each January 31, April 30, July 31 and October 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed;

                  (ii) with respect to each Commercial Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to the greater of (X) $100 and (Y) 0.25% per annum of the daily amount available to be drawn under such Commercial Letter of Credit and (b) a letter of credit fee, payable to the Administrative Agent for the account of Lenders having Revolving Loan Commitments, equal to the Applicable Eurodollar Margin minus 1.00% per annum multiplied by the daily amount available to be drawn under such Commercial Letter, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each January 31, April 30, July 31 and October 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

                  (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.


For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close


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of business on any date of determination. Promptly upon receipt by
Administrative Agent of any amount described in clauses (i)(b) or (ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender having a Revolving Loan Commitment its Pro Rata Share of such amount.

3.3      Drawings and Reimbursement of Amounts Paid Under Letters of Credit.

                  A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

                  B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 11:00 A.M. (Charlotte, NC time) on the date such drawing is honored that Company intends to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

                  C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

                  (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing and of such other


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                  Lender's respective participation therein based on such
                  Lender's Pro Rata Share. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (Charlotte, NC time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

                  (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

                  D. Interest on Amounts Paid Under Letters of Credit.

                  (i) Payment of Interest by Company. Company agrees to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it

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

                  accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

                  (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and
                  (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4      Obligations Absolute.

                  The obligation of Company to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit;

                  (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

                  (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

                  (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

                  (vi) any breach of this Agreement or any other Loan Document by any party thereto;

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                  (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

3.5      Indemnification; Nature of Issuing Lenders' Duties.

                  A. Indemnification. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                  B. Nature of Issuing Lenders' Duties. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of


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

Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

                  Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

3.6      Increased Costs and Taxes Relating to Letters of Credit.

                  Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this
                  Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

                  (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit,


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                  compulsory loan, FDIC insurance or similar requirement in
                  respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

Section 4.        CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

4.1      Conditions to Initial Term Loans and Revolving Loans on the Effective
         Date.

                  The obligations of Lenders to make any Term Loans and Revolving Loans to be made on the Effective Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

                  A. Loan Party Documents. On or before the Effective Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Effective Date:

                  (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Effective Date;

                  (ii) Copies of the Bylaws of such Person, certified as of the Effective Date by such Person's corporate secretary or an assistant secretary;

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                  (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of those Loan Documents, Related Agreements and the Acknowledgement and Consent Agreement to which it is a party that are to be executed as of the Effective Date, certified as of the Effective Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

                  (iv) Signature and incumbency certificates of the officers of such Person executing those Loan Documents, Related Agreements and the Acknowledgement and Consent Agreement to which it is a party that are to be executed as of the Effective Date;

                  (v) Executed originals of those Loan Documents, Related Agreements and the Acknowledgement and Consent Agreement to which such Person is a party that are to be executed on or before the Effective Date; and

                  (vi) Such other documents as any Agent may reasonably request.

                  B. No Material Adverse Effect. Since September 24, 1998, no Material Adverse Effect (in the sole opinion of Agents) shall have occurred, and there shall exist no pending or threatened litigation, proceedings or investigation which could reasonably be expected to have a Material Adverse Effect.

                  C. Corporate and Capital Structure, Ownership, Management,
Etc.

                  (i) Corporate Structure. The corporate organizational structure of Company and its Subsidiaries, both before and after giving effect to the Target Company Acquisition, shall be as set forth on Schedule 4.1C annexed hereto.

                  (ii) Capital Structure and Ownership. The capital structure and ownership of Company, both before and after giving effect to the Target Company Acquisition, shall be as set forth on
                  Schedule 4.1C annexed hereto.

                  (iii) Management. The management structure of Company after giving effect to the Target Company Acquisition shall be as set forth on Schedule 4.1C annexed hereto.

                  D. Satisfactory Completion of Due Diligence. CIBC Oppenheimer, First Union CMC and NationsBanc shall have confirmed that the results of their legal, environmental and accounting due diligence review as of the Effective Date are not materially and adversely different from those as of November 30, 1998 due to any new information provided to any of CIBC Oppenheimer, First Union CMC and NationsBanc after November 30, 1998.

                  E. Related Agreements.

                  (i) Approval of Related Agreements. The Related Agreements shall each be satisfactory in form and substance to Agents.

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

                  (ii) Related Agreements in Full Force and Effect. Agents shall have received a fully executed or conformed copy of each Related Agreement and any documents executed in connection therewith, and each Related Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by Agents to be material, in each case without the consent of Agents. Agents shall have received an Officer's Certificate certifying that the Target Company Purchase Agreement shall not have been modified or waived in any material respect except as disclosed and consented to by Agents.

                  F. Existing Credit Agreement Payments and Assignments.

                  (i) With respect to the Existing Credit Agreement, Company shall have paid to First Union, as administrative agent under the Existing Credit Agreement, for distribution to lenders and issuing lenders, as applicable, under the Existing Credit Agreement all unpaid accrued interest on all loans, all unpaid accrued commitment fees and all unpaid accrued fees on all Letters of Credit, in each case through but excluding the Effective Date.

                  (ii) On or before the Effective Date, Company, each lender under the Existing Credit Agreement, First Union, as administrative agent under the Existing Credit Agreement, and each Lender and Administrative Agent under this Agreement shall have executed and delivered the Master Assignment Agreement, substantially in the form of Exhibit XIX annexed hereto, and on the Effective Date, each such lender, First Union, Lender and Administrative Agent shall have sold, purchased and/or assigned such loans and/or revolving loan commitments and acquisition term loan commitments pursuant to the Master Assignment Agreement such that each Lender's Pro Rata Share of the Loans and/or Commitments upon the Effective Date shall be as set forth on Schedule 2.1 annexed hereto.

                  G. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc. Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the Target Company Acquisition, the redemption of the Senior Notes and the other transactions contemplated by the Loan Documents and the Related Agreements, and the continued operation of the business conducted by Company, Target Company and their respective Subsidiaries in substantially the same manner as conducted prior to the consummation of the Target Company Acquisition, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, in the aggregate, would not have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Target Company Acquisition or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

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

                  H. Consummation of Target Company Acquisition.

                  (i) All conditions to the Target Company Acquisition set forth in the Target Company Purchase Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Agents;

                  (ii) Agents shall have received an Officers' Certificate of Company to the effect set forth in clause (i) above and stating that Company will proceed to consummate the Target Company Acquisition immediately upon the making of the initial Loans.

                  I. Effective Date Mortgages; Effective Date Mortgage Policies; Etc. Administrative Agent shall have received from Company and each applicable Subsidiary Guarantor with respect to any Real Property Assets required to be subject to a Lien in favor of Administrative Agent for the benefit of Lenders pursuant to subsection 6.9:

                  (i) Effective Date Mortgages. Fully executed and notarized Mortgages encumbering the owned Real Property Assets of Company and its Restricted Subsidiaries existing as of the Effective Date (each an "Effective Date Mortgage" and, collectively, the "Effective Date Mortgages"), duly recorded or in proper form for recording, as the case may be, in all appropriate places in all applicable jurisdictions, encumbering each Real Property Asset (each an "Effective Date Mortgaged Property" and, collectively, the "Effective Date Mortgaged Properties") or fully executed and notarized amendments to existing Mortgages to the extent such amendments may be required to continue the perfection of such mortgages with respect to the amendment and restatement of the Existing Credit Agreement effected by this Agreement, duly recorded or in proper form for recording, as the case may be, in all appropriate places in all applicable jurisdictions.

                  (ii) Opinions of Local Counsel. If requested by Agents, an opinion of counsel in each state in which a Effective Date Mortgaged Property is located with respect to the enforceability of the form(s) of Effective Date Mortgages to be recorded in such state and such other matters as Agents may reasonably request, in each case in form and substance reasonably satisfactory to Agents;

                  (iii) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether (1) any Effective Date Mortgaged Property is a Flood Hazard Property and (2) the community in which any such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if there are any such Flood Hazard Properties, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent (1) as to the existence of each such Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event any such Flood Hazard Property is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood


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

                  Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

                  (iv) Environmental Indemnity . An environmental indemnity agreement, satisfactory in form and substance to Agents and their counsel, with respect to the indemnification of Agents and Lenders for any liabilities that may be imposed on or incurred by any of them as a result of any Hazardous Materials Activity.

                  J. Security Interests in Personal and Mixed Property. Agents shall have received evidence satisfactory to them that Company and Subsidiary Guarantors have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of Agents, desirable in order to create or continue in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral acquired after the Closing Date. Such actions shall include the following:

                  (i) Schedules to Collateral Documents. Delivery to Agents of accurate and complete schedules to all of the applicable Collateral Documents.

                  (ii) Stock Certificates and Instruments. To the extent not previously delivered to the Administrative Agent, delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Agents) representing all capital stock pledged pursuant to the Company Pledge Agreement and the Subsidiary Pledge Agreements and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Agents) evidencing any Collateral acquired after the Closing Date;

                  (iii) Lien Searches and UCC Termination Statements. Delivery to Agents of (a) the results of a recent search, by a Person satisfactory to Agents, of all effective UCC financing statement filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements disclosed in such search (other than any such financing statements in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

                  (iv) UCC Financing Statements and Fixture Filings. To the extent not previously delivered to the Administrative Agent, delivery to Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party acquired after the Closing Date, for filing in all jurisdictions as may be necessary or, in the opinion of Agents, desirable to


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

                  perfect the security interests created in such Collateral pursuant to the Collateral Documents;

                  (v) PTO Cover Sheets, Etc. To the extent not previously delivered to the Administrative Agent, delivery to Administrative Agent of all cover sheets or other documents or instruments required to be filed with the PTO in order to create or perfect Liens in respect of any IP Collateral acquired after the Closing Date;

                  (vi) Certificates of Title, Etc. To the extent not previously delivered to the Administrative Agent and if requested by Agents, delivery to Administrative Agent of certificates of title with respect to all motor vehicles and other rolling stock of Loan Parties and the taking of all actions necessary to cause Administrative Agent to be noted as lienholder thereon or otherwise necessary to perfect the First Priority Lien granted to Administrative Agent on behalf of Lenders in such rolling stock; and

                  (vii) Opinions of Local Counsel. Delivery to Agents of an opinion of counsel (which counsel shall be reasonably satisfactory to Agents) under the laws of each jurisdiction in which any Loan Party or any personal or mixed property Collateral acquired after the Closing Date is located with respect to the creation and perfection or continuity of perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Agents may reasonably request, in each case in form and substance reasonably satisfactory to Agents.

                  K. Environmental Reports. Agents and Lenders shall have completed their environmental due diligence investigation in connection with the Target Company Acquisition, including the receipt of reports and other information concerning any environmental liabilities of Target Company and its Subsidiaries, and the results of such environmental investigations and reports shall be satisfactory in form and in substance to the Agents.

                  L. Financial Statements; Pro Forma Balance Sheet. On or before the Effective Date, Lenders shall have received from Company (i) audited financial statements of Company and its Subsidiaries for the Fiscal Year ended September 24, 1998, consisting of balance sheets and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such period, (ii) audited financial statements of Target Company and its Subsidiaries for the Fiscal Years ended March 27, 1996, April 2, 1997 and April 1, 1998, in each case consisting of balance sheets and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such period, which financial statements have already been received, and (iii) unaudited financial statements of Company and Target Company and their respective Subsidiaries for the fiscal periods most recently ended at least 30 days prior to the Effective Date, in each case consisting of a balance sheet and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the two-month period and eight-month periods respectively ending on such date, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries and Target Company and


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

its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, (iv) pro forma consolidated and consolidating balance sheets of Company and its Subsidiaries as at the Effective Date, prepared in accordance with GAAP and reflecting the consummation of the Target Company Acquisition, the redemption of the Senior Notes and the other transactions contemplated by the Loan Documents and the Related Agreements, which pro forma financial statements shall be substantially consistent with any financial statements for the same periods delivered to Agents prior to November 30, 1998, and otherwise in form and substance satisfactory to Lenders, and (v) projected consolidated and consolidating financial statements of Company and its Subsidiaries for the five-year period after the Effective Date consisting of consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income, shareholders' equity and cash flows, which projected financial statements shall be substantially consistent with any projected financial results for the same period delivered to Agents prior to November 30, 1998 and otherwise in form and substance satisfactory to Agents and Lenders.

                  M. Solvency Assurances. On the Effective Date, Agents and Lenders shall have received an opinion from an independent valuation consultant or appraiser satisfactory to the Agents and the Lenders and a Financial Condition Certificate dated the Effective Date, substantially in the form of
Exhibit XIV annexed hereto and with appropriate attachments.

                  N. Opinions of Counsel to Loan Parties. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Riordan & McKinzie, counsel for Loan Parties, in form and substance reasonably satisfactory to Agents and their counsel, dated as of the Effective Date and setting forth substantially the matters in the opinions designated in Exhibit X annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request and (ii) evidence satisfactory to Agents that Company has requested such counsel to deliver such opinions to Lenders.

                  O. Opinions of Agents' Counsel. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Agents, dated as of the Effective Date, substantially in the form of Exhibit XI annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request.

                  P. Opinions of Counsel Delivered Under Related Agreements. Agents and their counsel shall have received copies of each of the opinions of counsel delivered to the parties under the Related Agreements, if any as of the Effective Date, together with a letter from each such counsel (to the extent not inconsistent with such counsel's established internal policies) authorizing Lenders and Agents to rely upon such opinion to the same extent as though it were addressed to Lenders and Agents.

                  Q. Fees. Company shall have paid to Administrative Agent, for distribution (as appropriate) to Agents, Lenders, CIBC Oppenheimer, First Union CMC, and NationsBanc the fees payable on the Effective Date referred to in subsection 2.3.

                  R. Representations and Warranties; Performance of Agreements. Company shall have delivered to Agents an Officers' Certificate, in form and substance satisfactory to Agents, to the effect that the representations and warranties in Section 5 hereof are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Effective Date except as otherwise disclosed to and agreed to in writing by Agents and Requisite Lenders. Company shall also have delivered to Agents an Officers' Certificate certifying that the Indebtedness incurred or to be incurred by Company under this Agreement is permitted under the terms of the Senior Subordinated Note Indenture and, to the extent that such certification relies on Company's Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Note Indenture) demonstrating that after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, that such Consolidated Fixed Charge Coverage Ratio will exceed 2.0 to 1.0.

                  S. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, and their counsel shall be satisfactory in form and substance to Agents and such counsel, and Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

                  T. Redemption of Senior Notes. Company shall not have revoked, cancelled, terminated or otherwise modified or amended that certain Notice of Redemption dated December 24, 1998, pursuant to which the Trustee under the Senior Note Indenture has called for redemption not less than $49.0 million in principal amount of Senior Notes, constituting all of Company's outstanding Senior Notes for an aggregate cash payment not exceeding such principal amount plus accrued and unpaid interest plus up to $2,000,000 in redemption premiums.

                  U. Maximum Consolidated Pro Forma Leverage Ratio. As of the Effective Date, the ratio of Consolidated Total Debt to Consolidated Pro Forma EBITDA shall not exceed 4.80:1.00 and Company shall have delivered an Officer's Certificate to such effect.

                  V. No Disruption of Financial and Capital Markets. There shall not have occurred and be continuing any material adverse change after November 30, 1998 through and including the Effective Date in the syndication markets for credit facilities similar in nature to those provided under this Agreement, and there shall not have occurred and be continuing a material disruption of or material adverse change in the financial, banking or capital markets that would have an adverse effect on such syndication market, in each case as determined by the Agents in their sole discretion.

4.2      Conditions to All Loans.

                  The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

                  A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing,


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

in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

                  B. As of that Funding Date:

                  (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

                  (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

                  (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

                  (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

                  (v) The making of the Loans requested on such Funding Date shall not violate any law including Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System; and

                  (vi) There shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 5.6 or 6.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

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

4.3      Conditions to Letters of Credit.

                  The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

                  A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

                  B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

                  C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

Section 5.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, Company represents and warrants to each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

5.1      Organization, Powers, Qualification, Good Standing, Business and
         Subsidiaries.

                  A. Organization and Powers. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as specified in Schedule 5.1 annexed hereto. Each Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

                  B. Qualification and Good Standing. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

                  C. Conduct of Business. Company and its Restricted Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.13.

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

                  D. Subsidiaries. All of the Subsidiaries of Company as of the Effective Date are identified in Schedule 5.1 annexed hereto, as said Schedule
5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xvi). The capital stock of each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 annexed hereto correctly sets forth for Company and each of its Subsidiaries (i) the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein, (ii) the jurisdiction of incorporation of Company and each such Subsidiary, (iii) the number of issued and outstanding shares of capital stock of each such Subsidiary and the owners thereof, and (iv) as of the Effective Date, the number of issued and outstanding shares of capital stock of Company and the owners thereof. As of the Effective Date, the fair market value of the aggregate amount of assets of the Unrestricted Subsidiaries does not exceed $1,500,000 and there exists no Indebtedness nor Contingent Obligations of the Unrestricted Subsidiaries owed to Company or any of its Restricted Subsidiaries or for which Company or any of its Restricted Subsidiaries is or may become liable. As of the Effective Date, the fair market value of the assets owned by Aucilla Properties, Inc. does not exceed $50,000.

5.2      Authorization of Borrowing, etc.

                  A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

                  B. No Conflict. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) except as set forth in Schedule 5.2B, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

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

                  C. Governmental Consents. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  D. Binding Obligation. Each of the Loan Documents and Related Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  E. Valid Issuance of Company Capital Stock, Senior Subordinated Notes.

                  (i) Company Capital Stock. The Company Capital Stock is duly and validly issued, fully paid and nonassessable. Except as set forth in the Stockholders Agreement, no stockholder of Company has or will have any preemptive rights to subscribe for any additional equity Securities of Company. The issuance and sale of such Company Capital Stock either (a) has been registered or qualified under applicable federal and state securities laws or (b) is exempt therefrom.

                  (ii) Senior Subordinated Notes. Company had the corporate power and authority to issue the Senior Subordinated Notes at the time they were issued. The Senior Subordinated Notes are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Senior Subordinated Notes are enforceable against the holders thereof and the Loans and all other monetary Obligations hereunder are within the definition of "Senior Indebtedness" included in such provisions. The Senior Subordinated Notes either (a) have been registered or qualified under applicable federal and state securities laws or (b) are exempt therefrom.

5.3      Financial Condition.

                  Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) audited financial statements of Company and its Subsidiaries for the Fiscal Year ended September 24, 1998, consisting of balance sheets and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such period, (ii) audited financial statements of Target Company and Aucilla Properties, Inc. for the fiscal years ended March 27, 1996, April 2, 1997 and April 1, 1998, in each case consisting of balance sheets and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such period, (iii) unaudited balance sheet and statements of income, changes in stockholders' equity and cash flow of Peninsular Petroleum Company as of and for the fiscal years ended December 31, 1995, December 31, 1996 and December 31,

1997 and for the nine month period ended September 30, 1998, and (iv) unaudited financial statements of Company and Target Company and their respective Subsidiaries for the fiscal periods most recently ended at least 30 days prior to the effective date, in each case consisting of a balance sheet and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the two-month period and eight-month periods respectively ending on such dates, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries and Target Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnotes. None of Company, Target Company nor any of their respective Subsidiaries has (and will not following the Effective Date have) any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material and adverse in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company, Target Company and their respective Subsidiaries, taken as a whole.

5.4      No Material Adverse Change; No Restricted Junior Payments.

                  Since September 24, 1998, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5. For purposes of this subsection, Target Company will not be deemed a Subsidiary of Company until the Effective Date.

5.5      Title to Properties; Liens; Real Property.

                  A. Title to Properties; Liens. Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection
7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

                  B. Real Property. As of the Effective Date, Schedule 5.5 annexed hereto contains a true, accurate and complete list of (i) all fee properties and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of

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

whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 5.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Company does not have knowledge of any default that has occurred and is continuing thereunder which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

5.6      Litigation; Adverse Facts.

                  There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7      Payment of Taxes.

                  Except to the extent permitted by subsection 6.3, all tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid prior to delinquency. Except as set forth in Schedule 5.7, Company knows of no proposed tax assessment against Company or any of its Subsidiaries which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8      Performance of Agreements; Materially Adverse Agreements; Material
         Contracts.

                  A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

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

                  B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  C. All Material Contracts are in full force and effect and no material defaults currently exist thereunder.

5.9      Governmental Regulation.

                  Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10     Securities Activities.

                  A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection 7.2 or 7.7 or subject to any restriction contained in any agreement or instrument, between Company and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11     Employee Benefit Plans.

                  A. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

                  B. No ERISA Event has occurred or is reasonably expected to occur.

                  C. Except to the extent required under Section 4980B of the Internal Revenue Code or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000.

                  E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $1,000,000.

5.12     Certain Fees.

                  No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13     Environmental Protection.

                  Except as set forth in Schedule 5.13 annexed hereto:

                  (i) neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (ii) neither Company nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or any comparable state law;

                  (iii) there are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (iv) Company maintains an environmental management system for its and each of its Subsidiaries' operations that demonstrates a commitment to environmental compliance and includes procedures for (a) preparing and updating written compliance manuals covering pertinent regulatory areas, (b) tracking changes in applicable Environmental Laws and modifying operations to comply with new requirements thereunder, (c) training employees to comply with applicable environmental requirements and updating such training as necessary,

                  (d) performing regular internal compliance audits of each Facility and ensuring correction of any incidents of non-compliance detected by means of such audits, and (e) reviewing the compliance status of off-site waste disposal facilities;

                  (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

                  Notwithstanding anything in this subsection 5.13 to the contrary, no event or condition has occurred or is occurring with respect to Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 5.13 annexed hereto, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

5.14     Employee Matters.

                  There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.15     Solvency.

                  Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

5.16     Matters Relating to Collateral.

                  A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1I, 4.1J, 6.8, 6.9 and 7.7(vi) and the filing of any UCC financing statements and PTO filings delivered to Administrative Agent for filing (but not yet filed) and the recording of any Effective Date Mortgages delivered to Administrative Agent for recording (but not yet recorded) or amendments to the Mortgages existing prior to the Effective Date, and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create or to continue in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements and PTO filings delivered to Administrative Agent for filing (but not yet filed) and the recording of any Effective Date Mortgages delivered to Administrative Agent for recording (but not yet recorded) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

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

                  B. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.16A and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

                  C. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.16A or except as such may constitute Permitted Encumbrances, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO.

                  D. Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  E. Information Regarding Collateral. All information supplied to Agents by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.17     Related Agreements.

                  A. Delivery of Related Agreements. Company has delivered to Lenders complete and correct copies of each Related Agreement and of all exhibits and schedules thereto. Schedule 5.17 annexed hereto lists all Affiliate Agreements as of the Effective Date. Except as set forth in Schedule 5.17 annexed hereto, none of the Related Agreements have been amended, amended and restated, supplemented, restated or otherwise modified on or before the Effective Date since the date any such Related Agreement was first entered into.

                  B. MEI's Warranties. Except to the extent otherwise set forth herein or in the schedules hereto, to Company's best knowledge, each of the representations and warranties given by MEI to Company in the Target Company Purchase Agreement is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Effective Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Target Company Purchase Agreement.

                  C. Survival. Notwithstanding anything in the Target Company Purchase Agreement to the contrary, the representations and warranties of Company set forth in subsection 5.17B shall, solely for purposes of this Agreement, survive the Effective Date for the benefit of Lenders.

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

5.18     Disclosure.

                  No representation or warranty of Company or any of its Subsidiaries contained in any Loan Document or Related Agreement or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

5.19     Permits.

                  Each of the Loan Parties, prior to and after giving effect to the Target Company Acquisition, the redemption of the Senior Notes and the related transactions contemplated by the Loan Documents and the Related Agreements, has such certificates, permits, licenses, franchises, consents, approvals, authorizations and clearances that are material to the condition (financial or otherwise), business or operations of any Loan Party ("Permits") and is (and will be immediately after the consummation of such transactions) in compliance in all respects with all applicable laws as are necessary to own, lease or operate its properties and to conduct its businesses in the manner as presently conducted and to be conducted immediately after the consummation of such transactions except where failure to be in compliance could not reasonably be expected to result in a Material Adverse Effect, and all such Permits are valid and in full force and effect and will be valid and in full force and effect immediately upon consummation of such transactions except for those where the failure to be valid or in effect could not reasonably be expected to result in a Material Adverse Effect. Each of the Loan Parties, prior to and after giving effect to such transactions, is and will be in compliance in all respects with its obligations under such Permits except where failure to be in compliance could not reasonably be expected to result in a Material Adverse Effect, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Permits except where such revocation or termination could not reasonably be expected to result in a Material Adverse Effect.

5.20     Year 2000.

                  All Information Systems and Equipment are either Year 2000 Compliant, or any reprogramming, remediation, or any other corrective action, including the internal testing of all such Information Systems and Equipment will be completed by December 31, 1999, except insofar as the failure to do so will not result in a Material Adverse Effect. Further, to the extent that such reprogramming/remediation and testing action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure to become Year 2000 Compliant, to Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) will not result in an Event of Default or a Material Adverse Effect.

Section 6.        COMPANY'S AFFIRMATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1      Financial Statements and Other Reports.

                  Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent and Lenders:

                  (i) Monthly Financials: as soon as available and in any event within 30 days after the end of each month ending after the Closing Date, the consolidated balance sheet of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

                  (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within 90 days after the end of the fourth Fiscal Quarter of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at

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                  the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

                  (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and
                  (c) in the case of such consolidated financial statements, a report thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing selected by Company, which report shall be unqualified, shall express no doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (iv) Officers' and Compliance Certificates: (a) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii)


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                  and (iii) above, a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7;

                  (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (i), (ii), (iii) or (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision
                  (i), (ii), (iii) or (xiii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i), (ii), (iii) or (xiii) of this subsection
                  6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

                  (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and
                  (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

                  (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim

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                  or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                  (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

                  (ix) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

                  (x) Litigation or Other Proceedings: promptly upon any officer of Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

                        (I) if adversely determined, has a reasonable
                    possibility of giving rise to a Material Adverse Effect; or

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

                        (II) seeks to enjoin or otherwise prevent the
                    consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

                  written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters;

                  (xi) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event that could reasonably be expected to result in a material liability, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (xii) ERISA Notices: with reasonable promptness, copies of (a) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event that could reasonably be expected to result in a material liability; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

                  (xiii) Financial Plans: as soon as practicable and in any event no later than 30 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (the "Financial Plan" for such Fiscal Year), including (a) forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (b) such other information and projections as any Lender may reasonably request;

                  (xiv) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Restricted Subsidiaries and all material insurance coverage planned to be maintained by Company and its Restricted Subsidiaries in the immediately succeeding Fiscal Year;

                  (xv) Board of Directors: with reasonable promptness, written notice of any change in the Board of Directors of Company;

                  (xvi) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data

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                  required to be set forth in Schedule 5.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement
                  Schedule 5.1 annexed hereto for all purposes of this Agreement);

                  (xvii) Material Contracts: promptly, and in any event within ten Business Days after any Material Contract of Company or any of its Restricted Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Restricted Subsidiary, as the case may be, a written statement describing such event with copies of such material amendments, and an explanation of any actions being taken with respect thereto;

                  (xviii) UCC Search Report: as promptly as practicable after the date of delivery to Administrative Agent of any UCC financing statement executed by any Loan Party pursuant to subsection 4.1J(iv), 6.8A or 7.7(vi), copies of completed UCC searches evidencing the proper filing, recording and indexing of all such UCC financing statement and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Administrative Agent by or on behalf of Company or such Loan Party; and

                  (xix) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender through Administrative Agent.

6.2      Corporate Existence, etc.

                  Except as permitted under subsection 7.7, Company will, and will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Restricted Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of Company or such Restricted Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Restricted Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company, such Restricted Subsidiary or Lenders.

6.3      Payment of Taxes and Claims; Tax Consolidation.

                  A. Company will, and will cause each of its Restricted Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become


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a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

                  B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries).

6.4 Maintenance of Properties; Insurance; Application of Net Asset Sale
Proceeds.

                  A. Maintenance of Properties. Company will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Restricted Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

                  B. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained
(i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy.

                  C. Application of Certain Net Asset Sale Proceeds.

                  (i) Business Interruption Insurance. Upon receipt by Company or any of its Restricted Subsidiaries of any business interruption insurance proceeds constituting Net Asset Sale Proceeds, (a) so long as no Event of Default shall have occurred and be continuing, Company or such Restricted Subsidiary may retain such Net Asset Sale Proceeds, and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Asset Sale Proceeds to prepay the Loans (and/or the Revolving Loan

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                  Commitments and/or the Acquisition Term Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(a);

                  (ii) Casualty Insurance/Condemnation Proceeds. Upon receipt by Company or any of its Restricted Subsidiaries of any insurance proceeds other than from business interruption insurance, (a) so long as no Event of Default shall have occurred and be continuing, Company shall, or shall cause one or more of its Restricted Subsidiaries to, promptly and diligently apply such Net Asset Sale Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Asset Sale Proceeds were received or, to the extent not so applied or in the process of being so applied, to prepay the Loans (and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(a); provided that if the aggregate amount of Net Asset Sale Proceeds received by Company or any of its Restricted Subsidiaries in respect of any covered loss exceeds $10,000,000, Company shall deliver such Net Asset Sale Proceeds to Administrative Agent to be held and disbursed by Administrative Agent in accordance with clause (b)(2) of subsection 6.4(C)(iii), and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Asset Sale Proceeds to prepay the Loans (and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(a). In the event that after receipt of any such insurance proceeds an Event of Default occurs, then so long as such Event of Default is continuing, Company shall cease using such Net Asset Sale Proceeds to pay or reimburse the costs of repairing, restoring or replacing any such assets and, in the event that such Event of Default is not cured or waived within 15 days after the occurrence thereof, Company shall apply an amount equal to such unexpended Net Asset Sale Proceeds to prepay the Loans (and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(a).

                  (iii) Net Asset Sale Proceeds Received by Administrative Agent. Upon receipt by Administrative Agent of any Net Asset Sale Proceeds as loss payee, (a) if and to the extent Company would have been required to apply such Net Asset Sale Proceeds (if it had received them directly) to prepay the Loans and/or reduce the Revolving Loan Commitments and/or reduce the Acquisition Term Loan Commitments, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply such Net Asset Sale Proceeds to prepay the Loans (and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(a), and (b) to the extent the foregoing clause (a) does not apply and (1) the aggregate amount of such Net Asset Sale Proceeds received (and reasonably expected to be received) by Administrative Agent in respect of any covered loss does not exceed $10,000,000, Administrative Agent shall deliver such Net Asset Sale Proceeds to Company, and Company shall, or shall cause one or more of its Restricted Subsidiaries to, promptly apply such Net Asset

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
                  Sale Proceeds to the costs of repairing, restoring, or replacing the assets in respect of which such Net Asset Sale Proceeds were received, and (2) if the aggregate amount of Net Asset Sale Proceeds received (and reasonably expected to be received) by Administrative Agent in respect of any covered loss exceeds $10,000,000, Administrative Agent shall hold such Net Asset Sale Proceeds pursuant to the terms of the Collateral Account Agreement and, so long as Company or any of its Restricted Subsidiaries proceeds diligently to repair, restore or replace the assets of Company or such Restricted Subsidiary in respect of which such Net Asset Sale Proceeds were received, Administrative Agent shall from time to time disburse to Company or such Restricted Subsidiary from the Collateral Account, to the extent of any such Net Asset Sale Proceeds remaining therein in respect of the applicable covered loss, amounts necessary to pay the cost of such repair, restoration or replacement after the receipt by Administrative Agent of invoices or other documentation reasonably satisfactory to Administrative Agent relating to the amount of costs so incurred and the work performed (including, if required by Administrative Agent, lien releases and architects' certificates). In the event that after receipt of any such insurance proceeds an Event of Default occurs, then so long as such Event of Default is continuing, Administrative Agent shall cease using such Net Asset Sale Proceeds to pay or reimburse Company for the costs of repairing, restoring or replacing any such assets and, in the event that such Event of Default is not cured or waived within 15 days after the occurrence thereof, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply an amount equal to such unexpended Net Asset Sale Proceeds to prepay the Loans (and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(a).

6.5      Inspection Rights; Lender Meeting.

                  A. Inspection Rights. Company shall, and shall cause each of its Restricted Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Restricted Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

                  B. Lender Meeting. Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

6.6      Compliance with Laws, etc.

                  Company shall comply, and shall cause each of its Restricted Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

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6.7      Environmental  Review and Investigation,  Disclosure,  Etc.;  Company's
         Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

                  A. Environmental Review and Investigation. Company agrees that Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain, at Company's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for Company and (ii) in the event (a) Administrative Agent reasonably believes that Company has breached any representation, warranty or covenant contained in subsection 5.6, 5.13, 6.6 or
6.7 or that there has been a material violation of Environmental Laws at any Facility or by Company or any of its Restricted Subsidiaries at any other location or (b) an Event of Default has occurred and is continuing, subject to the terms of any applicable lease, conduct its own investigation of any Facility; provided that, in the case of any Facility no longer owned, leased, operated or used by Company or any of its Restricted Subsidiaries, Company shall only be obligated to use its best efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, subject to the terms of any applicable lease, Company hereby grants to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by Company or any of its Restricted Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Company with the understanding that Company acknowledges and agrees that (x) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report,
(y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to Company, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

                  B. Environmental Disclosure. Company will deliver to Administrative Agent and Lenders:

                  (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to

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                  result in a Material Adverse Effect or with respect to any
                  Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, and (b) any remedial action taken by Company or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect.

                  (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, and (c) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Restricted Subsidiaries may be potentially responsible for any Hazardous Materials Activity that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

                  (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail
                  (a) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of Company or any of its Restricted Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Restricted Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Company or any of its Restricted Subsidiaries to any material additional obligations or requirements under any Environmental Laws.

                  (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by

                  Administrative Agent in relation to any matters disclosed pursuant to this subsection 6.7.

                  C. Company's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

                  (i) Remedial Actions Relating to Hazardous Materials Activities. Company shall, to the extent required by applicable law and orders of governmental authorities having jurisdiction, promptly undertake, and shall cause each of its Restricted Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws. In the event Company or any of its Restricted Subsidiaries undertakes any such action with respect to any Hazardous Materials, Company or such Restricted Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Restricted Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Company or such Restricted Subsidiary.

                  (ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any material violation of applicable Environmental Laws by Company or its Restricted Subsidiaries except when, and only to the extent that, Company's or such Restricted Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Company or such Restricted Subsidiary and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.8 Execution of Subsidiary Guaranty and Personal Property Collateral Documents by Certain Subsidiaries and Future Subsidiaries.

                  A. Execution of Subsidiary Guaranty and Personal Property Collateral Documents. In the event that any Person becomes a Subsidiary of Company after the Closing Date, Company will promptly notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Administrative Agent, unless otherwise extended for a period of up to six months by Administrative Agent, within 30 days after such Person becomes a Subsidiary, a counterpart of the Subsidiary Guaranty and a Subsidiary Pledge Agreement, a Subsidiary Security Agreement (subject to prohibitions of security interests imposed by state gaming laws and regulations with regard to any gaming license and related assets used by Company and its Restricted Subsidiaries in their video poker and lottery ticket sales activities) and a Subsidiary Trademark Security Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1J) as may be necessary or, in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents.

                  B. Subsidiary Charter Documents, Legal Opinions, Etc. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary,
(b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to Administrative Agent and its counsel.

6.9      Matters Relating to Additional Real Property Collateral.

                  A. From and after the Closing Date, in the event that (i) Company or any Subsidiary Guarantor acquires any fee interest in real property or (ii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property, in either case excluding (a) any such Real Property Asset the encumbrancing of which requires the consent of any applicable then-existing senior lienholder, where Company and its Subsidiaries are unable to obtain such senior lienholder's consent or (b) so long as no Event of Default shall have occurred and be continuing, any such Real Property Asset that Company or such Subsidiary Guarantor intends to sell and lease back in accordance with subsection 7.9 within 270 days of the date of acquisition of such Real Property Asset (provided that for purposes of this subsection, Company will be deemed to have acquired the Sprint Stores with a sale/leaseback value of up to $9,000,000 on the Effective Date) or the date such Person becomes a Subsidiary Guarantor, as the case may be (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being an "Additional Mortgaged Property"), Company will promptly notify Administrative Agent of that fact and Company or such Subsidiary Guarantor shall deliver to Administrative Agent, unless otherwise extended for a period of up to six months by Administrative Agent, within 30 days after such Person acquires such Additional Mortgaged Property or becomes a Subsidiary Guarantor or, in the case of any such Real Property Asset which was excluded from being an Additional Mortgaged Property pursuant to clause (b) above, and which was not sold and leased back within the applicable 270-day period, within 30 days of the expiration of such 270-day period, as the case may be, the following:

                  (i) Additional Mortgage. A fully executed and notarized Mortgage (an "Additional Mortgage"), duly recorded in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property;

                  (ii) Opinions of Counsel. Unless otherwise approved by Administrative Agent, with respect to each Additional Mortgaged Property with a fair market value of $2,500,000 or more or which Additional Mortgaged Property is located in a jurisdiction as to which Lenders have not previously received an opinion as to the enforceability of the form of Mortgage to be placed on such Additional Mortgaged Property, (a) a favorable opinion of counsel to such Loan Party, in form and substance satisfactory to Administrative Agent and its counsel, as to the due authorization, execution and delivery by such Loan Party of such Additional Mortgage and such other matters as Administrative Agent may reasonably request, and
                  (b) an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which such Additional Mortgaged Property is located with respect to the enforceability of the form of Additional Mortgage to be recorded in such states and such other matters (including any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral) as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent;

                  (iii) Title Insurance. Unless otherwise approved by Administrative Agent, with respect to each Additional Mortgaged Property with a fair market value of $2,500,000 or more or if any Loan Party is purchasing title insurance or is otherwise being provided with title insurance with respect to such Additional Mortgaged Property, an ALTA mortgagee title insurance policy or an unconditional commitment therefor (an "Additional Mortgage Policy") with respect to such Additional Mortgaged Property, in an amount satisfactory to Administrative Agent, insuring fee simple title to such Additional Mortgaged Property vested in such Loan Party and assuring Administrative Agent that such Additional Mortgage creates a valid and enforceable First Priority mortgage Lien on such Additional Mortgaged Property, subject only to a standard survey exception, which Additional Mortgage Policy
                  (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent;

                  (iv) Title Report. Unless otherwise approved by Administrative Agent, a title report issued by a title company with respect thereto, in form and substance satisfactory to Administrative Agent, and copies of all recorded documents listed as exceptions to title or otherwise referred to in such title report;

                  (v) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (1) whether such Additional Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Additional Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent (1) that such Additional Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

                  (vi) Environmental Audit. Unless otherwise approved by Administrative Agent, reports and other information, in form, scope and substance satisfactory to Administrative Agent, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property.

                  B. In the event that the real property securing the Obligations located in the State of Florida increases in value after the Effective Date by an amount that the Administrative Agent in the exercise of its reasonable discretion deems to be material, then Company hereby agrees upon request by the Administrative Agent to amend the Mortgages on the Florida real property to reflect such increase in value and to pay any recording or other real property taxes or fees arising as a result of such increased value and the recording of such amendments.

6.10              Year 2000.

                  Company will use its best efforts to implement a program designed with the objective that its Information Systems and Equipment be at all times after December 31, 1999 Year 2000 Compliant, except insofar as the failure to do so will not result in a Material Adverse Effect, and shall notify Administrative Agent promptly upon detecting any failure of the Information Systems and Equipment to be Year 2000 Compliant that would be reasonably expected to result in a Material Adverse Effect. In addition, Company shall provide Administrative Agent and any Lender with such information about its Year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Administrative Agent or such Lender shall reasonably request.

6.11              Interest Rate Protection

                  At all times after the date which is 120 days after the Effective Date, Company shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount of not less than 50% of the Term Loans borrowed or outstanding on the Effective Date, each such Interest Rate Agreement to be in form and substance satisfactory to Agent and with a term of not less than two years after the Effective Date.

Section 7.        COMPANY'S NEGATIVE COVENANTS

                  Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Restricted Subsidiaries to perform, all covenants in this Section 7.

7.1      Indebtedness.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (i) Company may become and remain liable with respect to the Obligations;

                  (ii) Company and its Restricted Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

                  (iii) Company and its Restricted Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases and Indebtedness incurred in the ordinary course of business to finance the cost of acquisition or the cost of construction, improvement or remodeling of an asset used in the business of Company and its Restricted Subsidiaries; provided that (x) the principal amount of such Indebtedness does not exceed the sum of 100% of such cost of acquisition plus the reasonable fees and expenses incurred in connection therewith, (y) any lien or encumbrance securing such Indebtedness is placed on such asset not more than 270 days after its acquisition or the completion of construction, improvement or remodeling, as the case may be, provided that for purposes of this subsection, the Sprint Stores with a sale/leaseback value of up to $9,000,000 will be deemed to have been acquired on the Effective Date and (z) the aggregate amount of Indebtedness in respect of such Capital Leases and other Indebtedness does not exceed $30,000,000 at any time outstanding; provided, further that for purposes of this subsection 7.1(iii) assets of the Target Company are deemed acquired on the Effective Date;

                  (iv) Company may become and remain liable with respect to Indebtedness to any of its wholly-owned Restricted Subsidiaries, and any wholly-owned Restricted Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other wholly-owned Restricted Subsidiary of Company; provided that (a) all such intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its Restricted Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Restricted Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Restricted Subsidiary to Company or to any of its Restricted Subsidiaries for whose benefit such payment is made;

                  (v) Company and its Restricted Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in
                  Schedule 7.1 annexed hereto;

                  (vi) Company may become and remain liable with respect to Indebtedness evidenced by the Senior Subordinated Notes; provided that the aggregate principal amount of the Senior Subordinated Notes does not exceed $200,000,000;

                  (vii) Company may become and remain liable with respect to unsecured subordinated indebtedness in an amount not to exceed $50,000,000, provided that (a) the terms and conditions of such subordinated indebtedness shall be the same as those of the Senior Subordinated Notes or as is otherwise approved by Requisite Lenders and (b) after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, Company is in pro forma compliance with subsection 7.6 and no Potential Event of Default or Event of Default has occurred and is continuing or would arise as a result of the incurrence of such Indebtedness; and

                  (viii) Company and its Restricted Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding.

7.2      Liens and Related Matters.

                  A. Prohibition on Liens. Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Restricted Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

                  (i) Permitted Encumbrances;

                  (ii) Liens granted pursuant to the Collateral Documents;

                  (iii) Liens described in Schedule 7.2 annexed hereto;

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
                  (iv) Liens securing Indebtedness permitted pursuant to subsection 7.1(iii); and

                  (v) Other Liens securing Indebtedness in an aggregate amount not to exceed $3,000,000 at any time outstanding.

                  B. Equitable Lien in Favor of Lenders. If Company or any of its Restricted Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

                  C. No Further Negative Pledges. Except with respect to (i) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, or (ii) subject to compliance with subsection 7.13, prohibitions on liens imposed by the gaming laws and regulations of the state of South Carolina with regard to Global Communications, Inc.'s gaming license and assets related to its video poker and lottery ticket sales activities in that state, or restrictions imposed by gaming laws or regulations in other jurisdictions as such laws or regulations affect the Company's or its Restricted Subsidiaries' assets used in their video poker and lottery ticket sales activities, neither Company nor any of its Restricted Subsidiaries shall enter into any agreement (other than the Senior Subordinated
Note Indenture or any other agreement prohibiting only the creation of Liens securing Subordinated Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

                  D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except as provided herein, Company will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Restricted Subsidiary to (i) pay dividends or make any other distributions on any of such Restricted Subsidiary's capital stock owned by Company or any other Restricted Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Restricted Subsidiary to Company or any other Restricted Subsidiary of Company, (iii) make loans or advances to Company or any other Restricted Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Restricted Subsidiary of Company provided that the foregoing clause (iv) shall not apply to (x) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (y) customary provisions in leases or other contracts restricting the assignment thereof.

7.3      Investments; Joint Ventures.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

                  (i) Company and its Restricted Subsidiaries may make and own Investments in Cash Equivalents;

                  (ii) Company and its Restricted Subsidiaries may continue to own the Investments owned by them as of the Closing Date, and may make additional Investments, in any Restricted Subsidiaries of Company;

                  (iii) Company and its Restricted Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

                  (iv) Company and its Restricted Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

                  (v) Company and its Restricted Subsidiaries may make and own Investments in connection with Permitted Acquisitions made in accordance with subsection 7.7(vi); provided that such Investments shall at all times be Restricted Subsidiaries of Company;

                  (vi) Company may continue to own the Investments owned by Company in the Unrestricted Subsidiaries as of the Closing Date and Company may make additional Investments in the Unrestricted Subsidiaries after the Closing Date in an aggregate amount not exceeding $4,500,000;

                  (vii) Company and its Restricted Subsidiaries may continue to own the Investments owned by them and described in Schedule
                  7.3 annexed hereto;

                  (viii) Company or any of its Restricted Subsidiaries may make loans to their employees for the purpose of purchasing Capital Stock of Company; provided that the aggregate amount of such loans shall not exceed $1,000,000 at any time outstanding; and

                  (ix) Company and its Restricted Subsidiaries may make and own other Investments (excluding Interest Agreements or Currency Agreements not constituting Hedge Agreements) in an aggregate amount not to exceed at any time $1,000,000.

7.4      Contingent Obligations.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                  (i) Restricted Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Subsidiary Guaranty;

                  (ii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

                  (iii) Company and its Restricted Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

                  (iv) Company and its Restricted Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Company and its Restricted Subsidiaries in an aggregate amount not to exceed at any time $3,000,000;

                  (v) Company and its Restricted Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto;

                  (vi) Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations arising under guaranties of the Senior Subordinated Notes as set forth in and to the extent required under the Senior Subordinated Note Indenture as in effect on the Closing Date;

                  (vii) Company may become and remain liable with respect to Contingent Obligations under guarantees in respect of Capital Leases and Operating Leases entered into by Company's Restricted Subsidiaries in the ordinary course of business or under guarantees in respect of obligations of Company's Restricted Subsidiaries (other than Indebtedness for borrowed money) incurred in the ordinary course of business; and

                  (viii) Company and its Restricted Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Restricted Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $3,000,000.

7.5      Restricted Junior Payments.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) Company may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes and of any Subordinated Indebtedness issued in accordance with subsection 7.1(vii) hereof in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Senior Subordinated Indenture or the indenture pursuant to which such other Subordinated Indebtedness is issued, as the case may be, in each case, as such indenture may be amended from time to time to the extent permitted under subsection 7.14B and (ii) the Company may make Restricted Junior Payments pursuant to and in accordance with stock option plans, stock purchase plans or other benefit plans for management or employees of the Company or any Subsidiary including the redemption or purchase of shares of common stock of the Company held by former employees of the Company or any Subsidiary following the termination of their employment, in an amount not to exceed $500,000 (net of any amounts received by the Company after the Effective Date and prior to making such Restricted Junior Payment from the issuance of additional shares of its common stock to members of management or employees of the Company and its Subsidiaries).

7.6      Financial Covenants.

                  A. Minimum Coverage Ratio. Company shall not permit the ratio of (i) Consolidated EBITDA plus Consolidated Rental Payments to (ii) Consolidated Interest Expense plus Consolidated Rental Payments, in each case for any consecutive four-Fiscal Quarter period ending during any of the periods set forth below, to be less than the correlative ratio indicated:

                                                                                 Minimum
                                Period                                       Coverage Ratio
As of the last day of the second, third and fourth Fiscal Quarters in           1.50:1.00
Fiscal Year 1999
As of the last day of each Fiscal Quarter in Fiscal Year 2000                   1.60:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2001                   1.70:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2002                   1.80:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2003                   1.90:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2004, and as           2.00:1.00
of the last day of each Fiscal Quarter thereafter

                  B. Maximum Consolidated Pro Forma Leverage Ratio. Company shall not permit the Consolidated Pro Forma Leverage Ratio at any time during any of the periods set forth below to exceed the correlative ratio indicated:

                                                                                    Maximum
                                                                                Consolidated Pro
                                                                              Forma Leverage Ratio
                                Period
As of the last day of the second, third and fourth Fiscal Quarters in               5.00:1.00
Fiscal Year 1999
As of the last day of each Fiscal Quarter in Fiscal Year 2000                       4.75:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2001                       4.25:1.00



                                      105

As of the last day of each Fiscal Quarter in Fiscal Year 2002                       4.00:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2003                       3.50:1.00
As of the last day of each Fiscal Quarter in Fiscal Year 2004, and as               3.25:1.00
of the last day of each Fiscal Quarter thereafter

                  C. Minimum Consolidated Pro Forma EBITDA. Company shall not permit Consolidated Pro Forma EBITDA for any consecutive four-Fiscal Quarter period ending during any of the periods set forth below to be less than the correlative amount indicated:

                                                                                              Minimum
                                                                                         Consolidated Pro
                                Period                                                      Forma EBITDA
As of the last day of the second, third and fourth Fiscal Quarters in                       $82,000,000
Fiscal Year 1999
As of the last day of each Fiscal Quarter in Fiscal Year 2000                               $85,000,000
As of the last day of each Fiscal Quarter in Fiscal Year 2001                               $88,500,000
As of the last day of each Fiscal Quarter in Fiscal Year 2002                               $92,000,000
As of the last day of each Fiscal Quarter in Fiscal Year 2003                               $96,000,000
As of the last day of each Fiscal Quarter in Fiscal Year 2004, and as                      $100,000,000
of the last day of each Fiscal Quarter thereafter

7.7      Restriction on Fundamental Changes; Asset Sales and Acquisitions.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Restricted Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

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

                  (i) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, (a) any Restricted Subsidiary of Company may be merged with or into Company or any wholly-owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Subsidiary Guarantor and (b) in connection with any Permitted Acquisition, Company or any Subsidiary Guarantor may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that, in the case of such a merger, Company or such wholly-owned Subsidiary Guarantor shall be the continuing or surviving corporation or that such continuing or surviving corporation shall be a wholly-owned Subsidiary of Company and shall comply with subsections 6.8 and 6.9 hereof;

                  (ii) subject to subsection 7.7 (vi), Company and its Restricted Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

                  (iii) Company and its Restricted Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

                  (iv) Company and its Restricted Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

                  (v) subject to subsection 7.12, Company and its Restricted Subsidiaries may make Asset Sales of (a) assets having a fair market value not in excess of $10,000,000 and (b) sale/leasebacks permitted by subsection 7.9; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (y) the sole consideration received shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a); and

                  (vi) Company or any Restricted Subsidiary of Company may make non-hostile acquisitions of assets and businesses (including non-hostile acquisitions of the capital stock or other equity interests of another Person); provided that:

                        (a) immediately prior to and after giving effect to any
                  such acquisition, Company and its Restricted Subsidiaries shall be in compliance with the provisions of subsection 7.13 hereof;

                        (b) such Person becomes a Restricted Subsidiary of
                  Company, or such business, property or other assets are acquired by Company or a Restricted Subsidiary of Company;

                        (c) prior to the consummation of such acquisition,
                  Company shall deliver to Administrative Agent (1) an Officers' Certificate (i) certifying that no Potential

                  Event of Default or Event of Default under this Agreement shall then exist or shall occur as a result of such acquisition and (ii) demonstrating that after giving effect to such acquisition and to all Indebtedness to be incurred or assumed or repaid in connection with or as consideration for such acquisition, that Company is in pro forma compliance with the financial covenants referred to in subsection 7.6 for the four consecutive Fiscal Quarter period ending immediately prior to the date of the proposed acquisition, provided that with respect to any acquisition consummated during the second Fiscal Quarter in Fiscal Year 1999 for purposes of determining such pro forma compliance, Consolidated Pro Forma EBITDA for the four consecutive Fiscal Quarter period ended as of the last day of the first Fiscal Quarter in Fiscal Year 1999 shall be adjusted by adding back to Consolidated EBITDA for the first Fiscal Quarter in Fiscal Year 1999 the amounts set forth on Schedule 1.1 for the second Fiscal Quarter in Fiscal Year 1999, (2) a copy of all environmental reports obtained in connection with such acquisition and delivering a copy of the principal documents (e.g., purchase agreement, merger agreement) related to such acquisition, and (3) a copy, prepared in conformity with GAAP, of (i) financial statements of the Person or business so acquired for the immediately preceding four consecutive Fiscal Quarter period corresponding to the calculation period for the financial covenants in the immediately preceding clause (and if an asset purchase, pro forma financial statements on a historical basis), and (ii) if the aggregate consideration paid by Company and its Restricted Subsidiaries in connection with such proposed acquisition and any other related series of acquisitions (including without limitation earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness or other liability assumed by Company or any of its Restricted Subsidiaries) exceeds $20,000,000, then (u) audited financial statements of the Person or business so acquired for the fiscal year ended within such period and for the fiscal year immediately preceding such fiscal year, (v) unaudited interim financial statements (consisting of a balance sheet and statements of income, stockholders' equity and cash flows) of the Person or business so acquired for the fiscal periods most recently ended prior to the proposed acquisition, (w) a pro forma balance sheet of Company and its Subsidiaries as of the date of the proposed acquisition after giving effect thereto,
                  (x) projected financial statements (including balance sheets and statements of income, stockholders' equity and cash flows) of Company and its Subsidiaries for the five-year period after the date of the proposed acquisition after giving effect thereto and (y) such other information as Administrative Agent may reasonably request;

                        (d) Company shall, and shall cause its Restricted
                  Subsidiaries to, comply with the requirements of subsections
                  6.8 and 6.9 with respect to such acquisitions;

                        (e) (i) excluding the Target Company Acquisition, the
                  aggregate consideration paid by Company and its Restricted Subsidiaries in connection with such proposed acquisition and any other related series of acquisitions (including without limitation earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness or other liability assumed by

                  Company or any of its Subsidiaries) shall not exceed $50,000,000; and (ii) Company may make the Target Company Acquisition for an aggregate consideration which does not exceed $94,000,000 plus the purchase price adjustment contemplated by the Target Company Purchase Agreement; and

                  (vii) Company and its Restricted Subsidiaries may make transfers of any of their properties or assets to another Person in transactions in which 80% of the consideration received by the transferor consists of properties or assets (other than Cash) that will be used in the business of the transferor; provided that (i) the aggregate fair market value (as determined in good faith by the Board of Directors of Company) of the property or assets being transferred by Company or such Restricted Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the Board of Directors of Company), of the property or assets received by Company or such Restricted Subsidiary in such exchange and (ii) the aggregate fair market value (as determined in good faith by the Board of Directors of Company) of all property or assets transferred by Company and any of its Restricted Subsidiaries in connection with such exchanges in any Fiscal Year shall not exceed $20,000,000.

7.8      Consolidated Capital Expenditures.

                  Company shall not, and shall not permit its Restricted Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (prior to any adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year; provided, further that in no event shall the amount of such increase exceed the Maximum Consolidated Capital Expenditures Amount for such previous Fiscal Year (prior to any adjustment in accordance with this proviso):

                                                        Maximum Consolidated
         Period                                         Capital Expenditures
Fiscal Year 1999                                              $46,000,000
Fiscal Year 2000 and each                                     $34,000,000
  Fiscal Year thereafter

7.9      Sales and Lease-Backs.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Restricted Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Restricted Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Restricted Subsidiaries to any Person (other than Company or any of its Restricted Subsidiaries) in connection with such lease; provided that Company and its Restricted Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease to the extent that (i) such lease, if a Capital Lease, is permitted pursuant to subsection 7.1(iii), (ii) the consideration received is at least equal to the fair market value of the property sold as determined in good faith by Company's Board of Directors, (iii) to the extent such sale and lease-back transaction relates to properties or assets acquired by Company or any of its Restricted Subsidiaries after the Closing Date, such sale and lease-back transaction occurs within 270 days of the acquisition or completion of construction, improvement or remodeling, as the case may be, of such property or asset by Company or any of its Restricted Subsidiaries, provided that for purposes of this subsection, the Sprint Stores with a sale/leaseback value of up to $9,000,000 will be deemed to have been acquired on the Effective Date, (iv) the Net Asset Sale Proceeds received for all such sold properties or assets under clause (ii) of subsection 2.4B(iii)(a) does not exceed $40,000,000 in the aggregate, (v) the Net Asset Sale Proceeds received in any Fiscal Year for all such sold properties or assets under clause
(ii) of subsection 2.4B(iii)(a) does not exceed $15,000,000 and (vi) the Net Asset Sale Proceeds derived from the sale/leaseback of such sold properties or assets owned by the Company and its Restricted Subsidiaries shall be applied to prepay Loans and/or reduce commitments to the extent required by subsection 2.4B(iii)(a).

7.10     Sale or Discount of Receivables.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

7.11     Transactions with Shareholders and Affiliates.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder (collectively "Related Persons") on terms that are less favorable to Company or that Restricted Subsidiary, as the case may be, than those that might be obtained at the time in an arm's length transaction from Persons who are not Related Persons; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its wholly-owned Restricted Subsidiaries or between any of its wholly-owned Restricted Subsidiaries, (ii) reasonable and customary fees paid to members of the Boards of Directors of Company, or (iii) Affiliate Agreements relating to any services (including, without limitation, consulting, management, broker or investment banking services) to be provided by any of Freeman Spogli, CMC or any of their respective Affiliates to any Loan Party as in effect on the Closing Date or as amended from time to time to the extent permitted under subsection 7.14.

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

7.12     Disposal of Subsidiary Stock.

                  Except for any sale of 100% of the capital stock or other equity Securities of any of its Restricted Subsidiaries in compliance with the provisions of subsection 7.7(v), Company shall not:

                  (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Restricted Subsidiaries, except to qualify directors if required by applicable law; or

                  (ii) permit any of its Restricted Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Restricted Subsidiaries (including such Restricted Subsidiary), except to Company, another Restricted Subsidiary of Company, or to qualify directors if required by applicable law.

7.13     Conduct of Business.

                  From and after the Closing Date, Company shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any business other than the businesses engaged in by Company and its Restricted Subsidiaries on the Closing Date and similar or related businesses. The fair market value of the consolidated assets utilized by Company and its Restricted Subsidiaries in gaming activities and the revenue derived by Company and its Restricted Subsidiaries from gaming activities shall not exceed an amount equal to 4% of the consolidated revenues of Company and its Subsidiaries.

7.14     Amendments  or Waivers of Certain  Related  Agreements;  Amendments  of
         Documents  Relating  to  Subordinated   Indebtedness;   Designation  of
         "Designated Senior Indebtedness".

A. Amendments or Waivers of Certain Related Agreements. Neither Company nor any of its Restricted Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any Related Agreement (other than any Related Agreement evidencing or governing the any Subordinated Indebtedness) after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver.

B. Amendments of Documents Relating to Subordinated Indebtedness. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase


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

materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to Company or Lenders.

                  C. Designation of "Designated Senior Indebtedness". Company shall not designate any Indebtedness as "Designated Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture or the indenture pursuant to which any Subordinated Indebtedness permitted under subsection 7.1(vii) is issued) for purposes of the Senior Subordinated Note Indenture or such other Indenture without the prior written consent of Requisite Lenders.

7.15     Fiscal Year.

                  No Loan Party shall change its Fiscal Year-end from the last Thursday in September; provided that Loan Parties may change their Fiscal Year-end once after giving Administrative Agent not less than 30 days' prior written notice of such change.

Section 8.        EVENTS OF DEFAULT

                  If any of the following conditions or events ("Events of Default") shall occur:

8.1      Failure to Make Payments When Due.

                  Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit (it being understood that the payment of such amount with the proceeds of Revolving Loans in accordance with subsection 3.3B hereof shall not be a failure by Company to pay when due such amount); or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2      Default in Other Agreements.

                  (i) Failure of Company or any of its Restricted Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations with an aggregate principal amount of $5,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Restricted Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3      Breach of Certain Covenants.

                  Failure of Company to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; or

8.4      Breach of Warranty.

                  Any representation, warranty, certification or other statement made by Company or any of its Restricted Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Restricted Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5      Other Defaults Under Loan Documents.

                  Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this
Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company or such Loan Party becoming aware of such default or (ii) receipt by Company and such Loan Party of notice from Administrative Agent or any Lender of such default; or

8.6      Involuntary Bankruptcy; Appointment of Receiver, etc.

                  (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Restricted Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or
                  (ii) an involuntary case shall be commenced against Company or any of its Restricted Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Restricted Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Restricted Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Restricted Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

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

8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.

                  (i) Company or any of its Restricted Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Restricted Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Restricted Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Restricted Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8      Judgments and Attachments.

                  Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $5,000,000 (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company or any of its Restricted Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9      Dissolution.

                  Any order, judgment or decree shall be entered against Company or any of its Restricted Subsidiaries decreeing the dissolution or split up of Company or that Restricted Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10     Employee Benefit Plans.

                  There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $1,000,000; or

8.11     Change in Control.

                  (a) Prior to the issuance by Company of shares of its common stock to the public pursuant to a bona fide underwritten public offering, (i) Freeman Spogli shall cease to beneficially own and control, directly or indirectly, at least a majority of the issued and outstanding shares of capital stock of Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Company, or (ii) Freeman Spogli shall cease to have the ability to elect a majority of the members of the Board of Directors of Company; (b) after the issuance by Company of shares of its common stock to the public pursuant to a bona fide underwritten public offering, (i) Permitted Holders shall cease to beneficially own, directly or indirectly, shares representing at least 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Company, or (ii) any Person or group (within the meaning of Rule 13d-5 of the Exchange Act) other than the Permitted Holders shall beneficially own, directly or indirectly, shares of capital stock of Company representing more than the percentage of the aggregate ordinary voting power represented by the shares beneficially owned, directly or indirectly, by the Permitted Holders; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who are not Continuing Directors; (d) a "Change of Control" as defined in the Senior Subordinated Note Indenture or the indenture pursuant to which any Subordinated Indebtedness permitted under subsection 7.1(vii) is issued shall have occurred;
(e) Company shall cease to beneficially own and control 100% of capital stock of Lil' Champ or Company shall cease to have the ability to elect all of the Board of Directors of Lil' Champ; (f) Lil' Champ shall cease to beneficially own and control 100% of capital stock of MEI or Lil' Champ shall cease to have the ability to elect all of the Board of Directors of MEI; or (g) any of the Permitted Holders shall cease to beneficially own and control, directly or indirectly, at least 50% of the issued and outstanding shares of capital stock of Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Company owned by such Permitted Holder on the Effective Date; or

8.12 Invalidity of Subsidiary Guaranty; Failure of Security; Repudiation of Obligations.

                  At any time after the execution and delivery thereof, (i) the Subsidiary Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document to which it is a party; or

8.13 Failure to Consummate Target Company Acquisition and the Redemption of the Senior Notes.

                  The Target Company Acquisition shall not be consummated in accordance with this Agreement and the applicable Related Agreements on or prior to the Effective Date, or the Target Company Acquisition shall be unwound, reversed or otherwise rescinded in whole or in part for any reason, or the Senior Notes shall not have been redeemed on the Effective Date;

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THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Issuing Lender to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and
(ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(v).

                  Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

                  Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude any Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

Section 9.        AGENTS

9.1      Appointment.

                  A. Appointment of Agents. First Union is hereby appointed as Administrative Agent, CIBC is hereby appointed as Syndication Agent and NationsBank is hereby appointed as


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Documentation Agent, each so appointed hereunder and under the other Loan
Documents and each Lender hereby authorizes such Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of each Agent and each Lender and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries.

                  B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

                  In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

                  Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental


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Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

9.2      Powers and Duties; General Immunity.

                  A. Powers; Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or delivered by such Agent to Lenders or by or on behalf of Company to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, no Agent shall have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

                  C. Exculpatory Provisions. None of the Agents nor any of their respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying,

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upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

                  D. Agents Entitled to Act as Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and their respective Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3 Representations and Warranties; No Responsibility For Appraisal of Creditworthiness.

                  Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4      Right to Indemnity.

                  Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Documentation Agent, Syndication Agent or Administrative Agent, as the case may be, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or


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disbursements resulting from any Agent's gross negligence or willful misconduct.
If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5      Successor Administrative Agent and Swing Line Lender.

                  A. Successor Administrative Agent. Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the other Agents, Lenders and Company. Upon any such notice of resignation of Administrative Agent, Requisite Lenders shall have the right, upon the consent of Company (which approval shall not be unreasonably withheld), to appoint a successor Administrative Agent; provided that in the event that Company withholds such consent with respect to any successor Administrative Agent, such successor Administrative Agent may nevertheless be appointed as successor Administrative Agent by the Requisite Lenders if Company shall not have identified a successor Administrative Agent approved by the Requisite Lenders (which approval shall not be unreasonably withheld) within 60 days. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, under this Agreement.

                  B. Successor Swing Line Lender. Any resignation of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation of First Union or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit VIII annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

9.6        Collateral Documents and Guaranties.

                  Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under the Subsidiary Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and the Subsidiary Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or the Subsidiary Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization


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from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Agents and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Subsidiary Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Subsidiary Guaranty may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, any Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

Section 10.       MISCELLANEOUS

10.1 Assignments and Participations in Loans and Letters of Credit.

                  A. General. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its participations in Swing Line Loans or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided, further that, anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or


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any granting of participations in, all or any part of its Commitments or the
Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

B.       Assignments.

                  (i) Amounts and Terms of Assignments. Each Commitment, Loan, participation in Swing Line Loans, Letter of Credit or participation therein, or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Company and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender or as otherwise consented to by Administrative Agent) to any other Eligible Assignee with the consent of Company (so long as no Event of Default exists) and Administrative Agent (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a); provided, however, that such $3,500 recordation fee will not be required in connection with assignments between any Lender and any of its Affiliates or between any Lenders party to this Agreement as of the Effective Date. Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitments of such assignee and any remaining


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                  Commitments of such assigning Lender and, if any such
                  assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and, if applicable, to the assigning Lender, substantially in the form of Exhibit IV, Exhibit V, Exhibit VI or Exhibit VII annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans, as the case may be, of the assignee and, if applicable, the assigning Lender.

                  (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with, if required, the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

                  C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Company hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5,
(a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

                  D. Assignments to Federal Reserve Banks, Pledges by Funds. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may, without the consent of Company or any Agent, assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any (a) Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank or (b) trustee of such Lender if such Lender is an investment fund; provided that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank or


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such trustee, as applicable, be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                  E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

                  F. Representations of Lenders. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of or investing in loans such as the Loans; and (iii) that it will make or invest in its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in
Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2     Expenses.

                  Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for Company (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Agents, CIBC Oppenheimer, First Union CMC and NationsBanc (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Agents, CIBC Oppenheimer, First Union CMC and NationsBanc and of counsel providing any opinions that Agents, CIBC Oppenheimer, First Union CMC, NationsBanc or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Agents, CIBC Oppenheimer, First Union CMC, NationsBanc or their respective counsel) of obtaining and reviewing any environmental audits or reports provided for under subsection 4.1K or 6.9(v); (vi) actual costs and reasonable expenses of the custody or preservation of any of the Collateral; (vii) all other actual and reasonable costs and expenses incurred by Agents, CIBC Oppenheimer, First Union CMC and NationsBanc in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agents, CIBC Oppenheimer, First Union CMC, NationsBanc and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3     Indemnity.

                  In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Agents, Lenders, CIBC Oppenheimer, First Union CMC and NationsBanc and the officers, directors, employees, trustees, agents and affiliates of Agents, Lenders, CIBC Oppenheimer, First Union CMC and NationsBanc (collectively called the "Indemnitees"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

                  As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Related Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty), (ii) the statements contained in the commitment letter delivered by any Lender to Company with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

                  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

10.4     Set-Off; Security Interest in Deposit Accounts.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Letters of Credit and participations therein or in Swing Line Loans and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to Administrative Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.

10.5     Ratable Sharing.

                  Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts

Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6     Amendments and Waivers.

                  No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of each Lender (with Obligations directly affected in the case of the following clause (i)): (i) extend the scheduled final maturity of any Loan or Note, or extend the stated expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, or reduce the rate of interest (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or fees thereon, or extend the time of payment of interest, principal or fees thereon, or reduce the principal amount thereof, (ii) except as otherwise permitted by this Agreement, release a material portion of the Collateral, release all or substantially all of the Loan Parties that are party to the Subsidiary Guaranty from the Subsidiary Guaranty or release Lil' Champ or MEI from the Subsidiary Guaranty except in each case as expressly provided in the Loan Documents, (iii) amend, modify, terminate or waive any provision of this subsection 10.6, (iv) reduce the percentage specified in the definition of Requisite Lenders or Requisite Class Lenders (it being understood that, with the consent of the Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Requisite Lenders on substantially the same basis as the Acquisition Term Loan Commitments, Tranche A Term Loan Commitments, Tranche B Term Loan Commitments or the Revolving Loan Commitments are included) or (v) consent to the assignment or transfer by Company of any of its respective rights and obligations under this Agreement; provided further that no such amendment, modification, termination or waiver shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that amendments, modifications or waivers of conditions precedent, covenants, Potential Events of Default or Events of Default or of a mandatory reduction in the Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (2) no amendment, modification, termination or waiver of any provision of subsection 2.1A(v) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (3) no amendment, modification, termination or waiver relating to the obligations of Lenders relating to the purchase or participation in Letters of Credit shall be effective without the written concurrence of each Issuing Lender having a Letter of Credit then outstanding or which has not been reimbursed for a drawing under a Letter of Credit issued by it and of Administrative Agent, (4) no amendment, modification, termination or waiver of any provision of Section 9 or of any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of any Agent shall be effective without the written concurrence of such Agent, and (5) no amendment, modification, termination or waiver of any provision of subsection
2.4 which has the effect of changing any interim scheduled payments, voluntary and mandatory prepayments, or Commitment reductions applicable to any Class in a manner that disproportionately disadvantages such Class relative to the other Classes shall be effective without the written concurrence of Requisite Class Lenders of such Class (it being understood and agreed that any amendment, modification, termination or waiver of voluntary or mandatory prepayment, or Commitment reduction from those set forth in subsection 2.4 with respect to one Class but not the other Classes shall be deemed to disadvantage such Class for purposes of this clause (5)). Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

10.7     Independence of Covenants.

                  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8     Notices.

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agents shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Agents, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9     Survival of Representations, Warranties and Agreements.

                  A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10    Failure or Indulgence Not Waiver; Remedies Cumulative.

                  No failure or delay on the part of any Agent, any Lender, CIBC Oppenheimer, First Union CMC and/or NationsBanc in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11    Marshalling; Payments Set Aside.

                  None of Agents nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to any Agent or Lenders (or to any Agent for the benefit of Lenders), or any Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12    Severability.

                  In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13    Obligations Several; Independent Nature of Lenders' Rights.

                  The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14    Headings.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15    Applicable Law.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16    Successors and Assigns.

                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

10.17    Consent to Jurisdiction and Service of Process.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                  (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

                  (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH

                  COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (V) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

10.18    Waiver of Jury Trial.

                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION
10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.19    Confidentiality.

                  Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound investment practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant or any proposed assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such proposed assignee, transferee, participant, counterparty or advisor agrees to hold all non-public information obtained from such Lender and which has been identified as confidential by Company in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound investment practices) or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.20    Counterparts; Effectiveness.

                  This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.




                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  COMPANY:

                                THE PANTRY, INC.


                                By: /s/ William T. Flyg
                                   -------------------------------------
                                         Title: Senior Vice President, Finance,
                                                Chief Financial Officer and
                                                Secretary

                                Notice Address:

                                   1801 Douglas Drive
                                   Post Office Box 1410
                                   Sanford, NC 27330
                                   Attention: William T. Flyg
                                   Telephone: (919) 774-6700
                                   Telecopy:  (919) 774-3329
                                   -------------------------------------



                  LENDERS:

                                FIRST UNION NATIONAL BANK,
                                individually and as Administrative Agent


                                By: /s/ Mark B. Felker
                                   -------------------------------------
                                         Title: Senior Vice President

                                Notice Address:

                                   Leverage Finance Division
                                   1 First Union Center
                                   301 South College Street DC-5
                                   Charlotte, NC 28288
                                   Attention: Mark Felker
                                   Telephone: (704) 374-7074
                                   Telecopy:  (704) 374-3300

                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                as Syndication Agent
                                By: /s/ Cheryl Root
                                   -------------------------------------
                                         Title: Executive Director
                                                CIBC Oppenheimer Corp.,
                                                AS AGENT


                                CIBC INC., as a Lender
                                By: /s/ Cheryl Root
                                   -------------------------------------
                                         Title: Executive Director
                                                CIBC Oppenheimer Corp.,
                                                AS AGENT


                                Notice Address:

                                   Canadian Imperial Bank of Commerce
                                   425 Lexington Avenue
                                   New York, NY 10017
                                   Attention: Cheryl Root
                                   Telephone: (212) 856-3564
                                   Facsimile: (212) 856-3991



                                NATIONSBANK, N.A.,
                                individually and as Documentation Agent


                                By: /s/ David Strickert
                                   -------------------------------------
                                         Title: Vice President

                                Notice Address:

                                   NationsBank, N.A.
                                   NC1-007-13-06
                                   100 N. Tryon Street
                                   Charlotte, NC 28255
                                   Attention: Dave Strickert
                                   Telephone: (704) 386-8108
                                   Facsimile: (704) 386-9607

                                ROYAL BANK OF CANADA,
                                as a Lender

                                By: /s/ John D'Angelo
                                   -------------------------------------
                                         Title: Manager

                                Notice Address:

                                   Royal Bank of Canada
                                   Grand Cayman (North America No. 1) Branch
                                   c/o New York Branch
                                   One Liberty Plaza, 4th Floor
                                   New York, NY 10006-1404
                                   Attention: Sharon Peters
                                   Telephone: (212) 428-6369
                                   Facsimile: (212) 428-2372

                                   with a copy to:

                                   Royal Bank of Canada
                                   Leveraged Finance Group
                                   One Liberty Plaza
                                   New York, NY 10006-1404
                                   Attention: John D'Angelo
                                   Telephone: (212) 428-6461
                                   Facsimile: (212) 428-2319


                                CREDIT LYONNAIS NEW YORK BRANCH,
                                as a Lender


                                By: /s/ Alex Kenna
                                   -------------------------------------
                                     Title: Senior Vice President

                                Notice Address:

                                   Credit Lyonnais New York Branch
                                   1301 Avenue of the Americas, 12th Floor
                                   New York, NY 10019
                                   Attention: Alex Kenna
                                   Telephone: (212) 261-7722
                                   Facsimile: (212) 459-3176

                                WELLS FARGO BANK, N.A.,
                                as a Lender


                                By: /s/ Kevin McKhann
                                   -------------------------------------
                                     Title: Vice President

                                Notice Address:

                                   Wells Fargo Bank, N.A.
                                   333 S. Grand Avenue, 9th Floor
                                   Los Angeles, CA 90071
                                   Attention: Kevin McKhann
                                   Telephone: (213) 253-6257
                                   Telecopy:  (213) 628-9694


                                COMPAGNIE FINANCIERE DE CIC ET
                                DE L'UNION EUROPEENNE, as Lender


                                By: /s/ Anthony Rock
                                   -------------------------------------
                                     Title: Vice President


                                By: /s/ Brian O'Leary
                                   -------------------------------------
                                     Title: Vice President

                                Notice Address:

                                   Compagnie Financiere de CIC et de l'Union
                                   Europeenne
                                   520 Madison Avenue, 37th Floor
                                   New York, NY 10022
                                   Attention: Anthony Rock
                                   Telephone: (212) 715-4666
                                   Facsimile: (212) 715-4535

                                THE PROVIDENT BANK,
                                as a Lender


                                By: /s/ Terrence E. O'Grady
                                   -------------------------------------
                                     Title: Vice President

                                Notice Address:

                                   The Provident Bank
                                   311 S. Wacker Drive, #4550
                                   Chicago, IL 60606
                                   Attention: Terrence O'Grady
                                   Telephone: (312) 697-4930
                                   Facsimile: (312) 697-4931


                                UNION BANK OF CALIFORNIA, N.A.,
                                as a Lender


                                By: /s/ J. William Bloore
                                   -------------------------------------
                                     Title: Vice President

                                Notice Address:

                                   Union Bank of California, N.A.
                                   350 California Street, 6th Floor
                                   San Francisco, CA 94104
                                   Attention: J. William Bloore
                                   Telephone: (415) 705-5041
                                   Facsimile: (415) 705-7085

                                REPUBLIC NATIONAL BANK OF MIAMI,
                                as a Lender


                                By: /s/ Jose Duarte
                                   -------------------------------------
                                     Title: Vice President

                                Notice Address:

                                   Republic National Bank of Miami
                                   2800 Ponce De Leon Boulevard, 9th Floor
                                   Coral Gables, FL 33134
                                   Attention: Jose Duarte
                                   Telephone: (305) 774-5140
                                   Facsimile: (305) 774-5189


                                VAN KAMPEN SENIOR FLOATING
                                RATE FUND, as a Lender


                                By: /s/ Jeffrey W. Maillet
                                   -------------------------------------
                                     Title: Senior Vice President & Director

                                Notice Address:

                                   Van Kampen Senior Floating Rate Fund
                                   One Parkview Plaza
                                   Oakbrook Terrace, Illinois 60181
                                   Attention: Sean Kelley
                                   Telephone: (630) 684-6438
                                   Facsimile: (630) 684-6740

                                VAN KAMPEN PRIME RATE INCOME
                                TRUST, as a Lender


                                By: /s/ Jeffrey W. Maillet
                                   -------------------------------------
                                     Title: Senior Vice President & Director

                                Notice Address:

                                   Van Kampen Senior Floating Rate Fund
                                   One Parkview Plaza
                                   Oakbrook Terrace, Illinois 60181
                                   Attention: Sean Kelley
                                   Telephone: (630) 684-6438
                                   Facsimile: (630) 684-6740


                                MORGAN STANLEY DEAN WITTER PRIME
                                INCOME TRUST, as a Lender


                                By: /s/ Sheila A. Finnerty
                                   -------------------------------------
                                     Title: Vice President

                                Notice Address:

                                   Morgan Stanley Dean Witter Prime Income Trust Two World Trade Center, 72nd Floor
                                   New York, NY 10048
                                   Attention: Sheila Finnerty, Vice President
                                   Telephone: (212) 392-5845
                                   Facsimile: (212) 392-5345

                                CANADIAN IMPERIAL BANK OF
                                COMMERCE, as a Lender


                                By: /s/ Cheryl Root
                                   -------------------------------------
                                     Title: Executive Director
                                            CIBC Oppenheimer Corp., AS AGENT

                                Notice Address:

                                   Canadian Imperial Bank of Commerce
                                   2 Paces West, Suite 1200
                                   2727 Paces Ferry Road
                                   Atlanta, GA 30339
                                   Attention: Layne Fudge
                                   Telephone: (770) 319-4840
                                   Facsimile: (770) 319-4950


                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC. as a Lender


                                By: /s/ George D. Pelose
                                   -------------------------------------
                                     Title: Authorized Signatory

                                Notice Address:

                                   Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road, Section 1B Plainsboro, NJ 08536
                                   Attention: George D. Pelose
                                   Telephone: (609) 282-0833
                                   Facsimile: (609) 282-2756

                                KZH CNC LLC, as a Lender


                                By: /s/ James Wasterhaus
                                   -------------------------------------
                                     Title: Authorized Agent

                                Notice Address:

                                   KZH CNC LLC
                                   c/o The Chase Manhattan Bank
                                   450 West 33rd Street, 14th Floor
                                   New York, NY 10001
                                   Attention: Virginia Conway
                                   Telephone: (212) 946-7575
                                   Facsimile: (212) 946-7776

                                   with a copy to:

                                   Gibson, Dunn & Crutcher LLP
                                   200 Park Avenue
                                   New York, NY 10166
                                   Attention: Shan McSweeney
                                   Telephone: (212) 351-3806
                                   Facsimile: (212) 351-4035


                                KZH CYPRESSTREE - 1 LLC,
                                as a Lender


                                By: /s/ Virginia Conway
                                   -------------------------------------
                                     Title: Authorized Agent

                                   Notice Address:

                                   KZH CypressTree - 1 LLC
                                   c/o The Chase Manhattan Bank
                                   450 West 33rd Street, 14th Floor
                                   New York, NY 10001
                                   Attention: Virginia Conway
                                   Telephone: (212) 946-7575
                                   Facsimile: (212) 946-7776

                                   with a copy to:

                                   Gibson, Dunn & Crutcher LLP
                                   200 Park Avenue
                                   New York, NY 10166
                                   Attention: Shan McSweeney
                                   Telephone: (212) 351-3806
                                   Facsimile: (212) 351-4035

                                STEIN ROE & FARNHAM INCORPORATED,
                                as Agent for KEYPORT LIFE INSURANCE COMPANY,
                                As a Lender


                                By: /s/ Brian W. Good
                                   -------------------------------------
                                     Title: Vice President and Portfolio Manager

                                Notice Address:

                                   Stein Roe & Farnham Incorporated
                                   One South Wacker Drive - 33rd Floor
                                   Chicago, IL 60606
                                   Attention: Mr. Brian W. Good
                                   Telephone: (312) 368-7644
                                   Facsimile: (312) 368-7857


                                STEIN ROE FLOATING RATE
                                LIMITED LIABILITY COMPANY,
                                As a Lender


                                By: /s/ Brian W. Good
                                   -------------------------------------
                                     Title: Vice President and Portfolio
                                      Manager, Stein Roe & Farnham Incorporated,
                                      as Advisor to the Stein Roe Floating Rate
                                      Limited Liability Company

                                Notice Address:

                                   Stein Roe & Farnham Incorporated
                                   One South Wacker Drive - 33rd Floor
                                   Chicago, IL 60606
                                   Attention: Mr. Brian W. Good
                                   Telephone: (312) 368-7644
                                   Facsimile: (312) 368-7857

                                CYPRESSTREE INSTITUTIONAL FUND,
                                LLC, as a Lender

                                By: CypressTree Investment Management
                                    Company, Inc., its Managing Member
                                By: /s/ Philip C. Robbins
                                   -------------------------------------
                                     Title: Principal


                                Notice Address:

                                   CypressTree Investment Management Company,
                                   Inc.
                                   125 High Street, 14th Floor
                                   Boston, MA 02110
                                   Attention: Tim Barns/Peter Merrill/Philip
                                              Robbins/Cathy McDermott
                                   Telephone: (617) 946-0600
                                   Facsimile: (617) 946-5687

                                   with a copy to:

                                   State Street Bank & Trust
                                   Corporate Trust Department
                                   2 International Place
                                   Boston, MA 02110
                                   Attention: Rafiq Al-Gailani
                                   Telephone: (617) 664-5719
                                   Facsimile: (617) 664-5368


                                CYPRESSTREE INVESTMENT FUND, LLC,
                                as a Lender

                                By: CypressTree Investment Management
                                    Company, Inc., its Managing Member
                                By: /s/ Catherine C. McDermott
                                   -------------------------------------
                                     Title: Principal


                                Notice Address:

                                   CypressTree Investment Management Company,
                                   Inc.
                                   125 High Street, 14th Floor
                                   Boston, MA 02110
                                   Attention: Tim Barns/Peter Merrill/Philip
                                              Robbins/Cathy McDermott
                                   Telephone: (617) 946-0600
                                   Facsimile: (617) 946-5687

                                   with a copy to:

                                   State Street Bank & Trust
                                   Corporate Trust Department
                                   2 International Place
                                   Boston, MA 02110
                                   Attention: Rafiq Al-Gailani
                                   Telephone: (617) 664-5719
                                   Facsimile: (617) 664-5368

                                NORTH AMERICAN SENIOR FLOATING
                                RATE FUND, as a Lender

                                By: CypressTree Investment Management
                                    Company, Inc., as Portfolio Manager
                                By: /s/ Jeffrey W. Hern
                                   -------------------------------------
                                     Title: Principal


                                Notice Address:

                                   CypressTree Investment Management Company,
                                   Inc.
                                   125 High Street, 14th Floor
                                   Boston, MA 02110
                                   Attention: Tim Barns/Peter Merrill/Philip
                                              Robbins/Cathy McDermott
                                   Telephone: (617) 946-0600
                                   Facsimile: (617) 946-5687

                                   with a copy to:

                                   State Street Bank & Trust
                                   Corporate Trust Department
                                   2 International Place
                                   Boston, MA 02110
                                   Attention: Rafiq Al-Gailani
                                   Telephone: (617) 664-5719
                                   Facsimile: (617) 664-5368